As filed with the Securities and Exchange Commission on
                                February 18, 2003

                              File No. 811-________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-2
                        (Check appropriate box or boxes)

|X|  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

|_|                      Pre-effective Amendment No. __

|_|                      Post-effective Amendment No. __

                 Arden Registered Institutional Advisers, L.L.C.
               (Exact Name of Registrant as Specified in Charter)

                                 350 Park Avenue
                                   29th Floor
                            New York, New York 10022
                    (Address of Principal Executive Offices)

                                 (212) 751-5252
                         (Registrant's Telephone Number)

                                Henry P. Davis
                        Arden Capital Management, L.L.C.
                                 350 Park Avenue
                                   29th Floor,
                            New York, New York 10022
                     (Name and Address of Agent for Service)

                         Copies of Communications to:
                              Kevin M. Broadwater
                              Seward & Kissel LLP
                              1200 G Street, NW
                                   Suite 350
                             Washington, DC 20005

It is proposed that this filing will become effective (check appropriate box):

     |X|  when declared effective pursuant to section 8(c)

This Registration Statement has been filed by Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended. Interests in the Registrant are not being registered under the Securities Act of 1933, as amended (the "1933 Act"), and will be issued solely in private placement transactions that do not involve any "public offering" within the meaning of
Section 4(2) of the 1933 Act. Investments in Registrant may only be made by individuals or entities that are "accredited investors" within the meaning of Regulation D under the 1933 Act and "qualified purchasers" within the meaning of Section 2(a)(51)(A) of the 1940 Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, interests in Registrant.

                                          Name of Offeree:____________________

                                        Memorandum Copy No.:__________________



                Arden Registered Institutional Advisers, L.L.C.




                 Private Investment Limited Liability Company

              Registered Under the Investment Company Act of 1940





                         PRIVATE PLACEMENT MEMORANDUM

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                Arden Registered Institutional Advisers, L.L.C.

     --------------------------------------------------------------------

                         PRIVATE PLACEMENT MEMORANDUM

     --------------------------------------------------------------------

Arden Registered Institutional Advisers, L.L.C. (the "Fund") is a private investment limited liability company registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified, management investment company. The Fund seeks to achieve long-term capital appreciation through the allocation of its assets among a select group of hedge funds that use managers utilizing a variety of investment strategies and techniques.

Interests in the Fund are not registered or approved for sale in any jurisdiction. The Fund is not offering Fund interests for sale in any jurisdiction where such offer or sale is not permitted. Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed on the accuracy or adequacy of this Private Placement Memorandum. Any representation to the contrary is a criminal offense.

INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE AMOUNT INVESTED. SEE "Types of Investments and Related Risk Factors" BEGINNING ON PAGE [__].

This Private Placement Memorandum provides information that you should know before investing in the Fund. You should read this Private Placement Memorandum carefully and retain it for future reference.



                                  [___], 2003

     THE INTERESTS OF ARDEN REGISTERED INSTITUTIONAL ADVISERS, L.L.C. WHICH ARE DESCRIBED IN THIS PRIVATE PLACEMENT MEMORANDUM HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY OF THE STATES OF THE UNITED STATES. THE OFFERING CONTEMPLATED BY THIS PRIVATE PLACEMENT MEMORANDUM WILL BE MADE IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT FOR OFFERS AND SALES OF SECURITIES WHICH DO NOT INVOLVE ANY PUBLIC OFFERING, AND ANALOGOUS EXEMPTIONS UNDER STATE SECURITIES LAWS.

     THE INFORMATION IN THIS PRIVATE PLACEMENT MEMORANDUM IS NOT COMPLETE AND MANY BE CHANGED. NO PERSON MAY SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PRIVATE PLACEMENT MEMORANDUM SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF INTERESTS OF THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE IS NOT AUTHORIZED OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER, SOLICITATION OR SALE. NO PERSON HAS BEEN AUTHORIZED TO MAKE ANY REPRESENTATIONS CONCERNING THE FUND THAT ARE INCONSISTENT WITH THOSE CONTAINED IN THIS PRIVATE PLACEMENT MEMORANDUM. PROSPECTIVE INVESTORS SHOULD NOT RELY ON ANY INFORMATION NOT CONTAINED IN THIS PRIVATE PLACEMENT MEMORANDUM.

     THIS PRIVATE PLACEMENT MEMORANDUM IS INTENDED SOLELY FOR THE USE OF THE PERSON TO WHOM IT HAS BEEN DELIVERED FOR THE PURPOSE OF EVALUATING A POSSIBLE INVESTMENT BY THE RECIPIENT IN THE INTERESTS OF THE FUND DESCRIBED HEREIN, AND IS NOT TO BE REPRODUCED OR DISTRIBUTED TO ANY OTHER PERSONS (OTHER THAN PROFESSIONAL ADVISERS OF THE PROSPECTIVE INVESTOR RECEIVING THIS DOCUMENT).

     PROSPECTIVE INVESTORS SHOULD NOT CONSTRUE THE CONTENTS OF THIS PRIVATE PLACEMENT MEMORANDUM AS LEGAL, TAX OR FINANCIAL ADVICE. EACH PROSPECTIVE INVESTOR SHOULD CONSULT HIS OR HER OWN PROFESSIONAL ADVISERS AS TO THE LEGAL, TAX, FINANCIAL OR OTHER MATTERS RELEVANT TO THE SUITABILITY OF AN INVESTMENT IN THE FUND FOR SUCH INVESTOR.

     IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE FUND AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THESE SECURITIES ARE SUBJECT TO SUBSTANTIAL RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE LIMITED LIABILITY COMPANY AGREEMENT OF THE FUND, THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

ATTENTION RESIDENTS OF GEORGIA:

     THESE INTERESTS HAVE BEEN ISSUED OR SOLD IN RELIANCE ON PARAGRAPH (13) OF CODE SECTION 10-5-9 OF THE "GEORGIA SECURITIES ACT OF 1973," AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH ACT OF PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SUCH ACT.

                               TABLE OF CONTENTS

                                                                    PAGE

SUMMARY OF TERMS......................................................

SUMMARY OF FEES AND EXPENSES..........................................

THE FUND.............................................................

STRUCTURE.............................................................

INVESTMENT PROGRAM....................................................

TYPES OF INVESTMENTS AND RELATED RISK FACTORS.........................

INVESTMENT RESTRICTIONS...............................................

ADDITIONAL RISK FACTORS  RELATING TO THE FUND'S STRUCTURE.............

THE BOARD.............................................................

THE ADVISER...........................................................

CONFLICTS OF INTEREST.................................................

FEES AND EXPENSES.....................................................

CAPITAL ACCOUNTS AND ALLOCATIONS......................................

SUBSCRIPTION FOR INTERESTS............................................

REPURCHASES AND TRANSFERS OF INTERESTS................................

TAX ASPECTS...........................................................

ERISA CONSIDERATIONS..................................................

SUMMARY OF LIMITED LIABILITY COMPANY AGREEMENT........................


Appendix A:  Form Of Limited Liability Company Agreement

                               SUMMARY OF TERMS

     The following summary is qualified entirely by the detailed information appearing elsewhere in this Private Placement Memorandum and by the terms and conditions of the Fund's Limited Liability Company Agreement (the "Limited Liability Company Agreement"), which should be read carefully by each investor in the Fund (an "Investor") and retained for future reference.

The Fund Arden Registered Institutional Advisers, L.L.C. is a private investment limited liability company, organized under the laws of the State of Delaware and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified, management investment company. See [___] below.

Investment Program            The Fund's investment objective is to provide
                              Investors with capital  appreciation  through
                              the  allocation  of its  assets  between  and
                              among   various    unregistered    investment
                              vehicles   (also   referred   to   as  "hedge
                              funds") utilizing a variety of investment strategies and techniques (collectively, the
                              "Portfolio Funds").

                              Through its structure and investment approach, the Fund seeks to construct a portfolio of Portfolio Funds that exhibits low volatility of investment returns and low correlation to the performance of equity, fixed income and other traditional asset classes.

                              The Adviser is responsible for the allocation of assets to various managers of Portfolio Funds (the "Money Managers"), subject to policies adopted by the Board of Managers. The Adviser selects Portfolio Funds in order to create a portfolio with suitable exposures to a variety of strategies depending on market conditions. The Adviser does not intend to invest the Fund's assets according to predetermined allocations. The objective in selecting the Money Managers is to maximize the overall portfolio's return while attempting to limit the risk of loss.

                              The Adviser will allocate Fund assets among the Money Managers that, in its view,
                              represent        attractive        investment
                              opportunities. The allocation will depend on the Adviser's assessment of the likely risks and returns of various investment strategies that the Money Managers utilize and the likely correlation among existing and prospective Money Managers. The Adviser generally seeks to invest in Portfolio Funds whose expected risk-adjusted returns are deemed attractive and likely to have limited correlations among each other or with broad equity or fixed income indices. The Adviser will periodically rebalance the Fund's investments among Portfolio Funds in order to increase allocations to Portfolio Funds with the highest expected risk-adjusted returns over time.

                              The Adviser intends to invest principally in Portfolio Funds that seek to create value by employing investment strategies which capitalize on inefficiencies and anomalies in the relative pricing of securities, and strategies that involve corporate events or special situations such as corporate restructurings, mergers, spin-offs, and credit and capital restructurings. The strategies employed typically involve buying a security or group of securities and selling a related security as an offset to a long position. The Adviser intends to invest in these strategies primarily through Portfolio Funds. The Portfolio Funds are organized as limited partnerships or other limited liability vehicles, which limits the potential losses incurred by any Portfolio Fund to the amount of assets invested in that Portfolio Fund.

                              The specific type and number of strategies employed by the Money Managers will change over time, and the Adviser anticipates that, depending on market conditions, some hedge fund strategies may be more appropriate for inclusion in the Fund than other strategies. Nevertheless, the Adviser anticipates that a number of hedge fund strategies will be eligible for consideration for investment by the Fund, including but not limited to the following strategies, as described further in "Investment Program - Investment Strategies":

                                    o        Convertible Arbitrage

                                    o        Merger Arbitrage

                                    o        Distressed Investing

                                    o        Capital Structure Arbitrage

                                    o        Special Situations

                                    o        Fundamental Arbitrage

                                    o        Statistical Arbitrage

                                    o        Other Strategies

                              The Fund may also (i) invest in a special purpose investment vehicle where the Fund is the sole limited partner/investor, (ii) invest a portion of its assets directly with Money Managers, or (iii) under certain circumstances, invest directly in liquid investments (Money Managers of special purpose vehicles and who manage assets directly are referred to as "Sub-Advisers").

                              The Adviser may invest up to [___]% (determined at the time such investment is made) of the Fund's net assets in Portfolio Funds, including "fund of funds," managed by the Adviser or its affiliates ("Affiliated Funds"). See [___]. Such investments will only be made, if at all, upon the Fund obtaining any necessary exemptive relief from the Securities and Exchange Commission.

Adviser Arden Capital Management, L.L.C. (the "Adviser") is a Delaware limited liability company registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940 (the "Advisers Act"). Averell H. Mortimer is the founding principal of the Adviser and is primarily responsible for the management of the Fund's portfolio. The Adviser is also the Fund's commodity pool operator and is registered with the Commodity Futures Trading Commission (the "CFTC"). The Adviser's principal office is located at 350 Park Avenue, 29th Floor, New York, New York 10022 and its telephone number is (212) 751-5252.

Management                    The power to manage and control the  business
                              affairs of the Fund,  including the exclusive
                              authority   to  oversee   and  to   establish
                              policies regarding the management, conduct and operation of the business of the Fund, is vested in a Board of Managers (each, a "Manager" and together, the "Board").

                              The Adviser monitors the performance of each Money Manager. The Adviser may reallocate the assets of the Fund among Money Managers, terminate existing Money Managers and select additional Money Managers at its discretion.

Subscription for
Interests                     The  minimum   investment   in  the  Fund  is
                              $5,000,000   subject   to   waiver   in   the
                              discretion   of  the  Adviser.   The  Adviser
                              reserves  the right to reject  subscriptions,
                              in  whole  or  in  part,   in  its   absolute
                              discretion.  The  Adviser,  on  behalf of the
                              Fund,   may  accept  initial  and  additional
                              subscriptions for Interests as of the first business day of each month or at its own discretion.

                              The Fund will be sold by officers of the Fund. However, the Fund or the Adviser may retain entities to assist in the placement of Interests. These entities ("Placement Agents") may be entitled to receive a placement fee from each Investor purchasing Interests through them. The placement fee will be added to a prospective Investor's subscription amount and will not constitute a capital contribution to the Fund nor part of the assets of the Fund. The placement fee may be adjusted or waived solely at the discretion of the Placement Agent in consultation with the Adviser, and is expected to be waived for investment vehicles whose investment objectives and restrictions require that they invest exclusively or primarily through the Fund.

Eligible  Investors           Only  investors who are "eligible  investors"
                              as   defined   herein   and  in  the   Fund's
                              subscription documents may purchase Interests
                              ("Investors").     Among    other    required
                              qualifications,   each  prospective  Investor
                              will be  required to certify as to its status
                              as an  "accredited  investor"  as  defined in
                              Regulation  D under the  Securities  Act, and
                              such  investor  (and certain of the owners of
                              equity   in   such   investor,   in   certain
                              instances) must also  demonstrate that it, at
                              the   time   of   subscription,   meets   the
                              requirements of Rule 205-3 under the Advisers
                              Act.

Closing Date                  [The  initial  closing  date  of the  Fund is
                              expected to be on or about [__________], 2003. Subsequent closings are expected to occur monthly.]

Term The Fund's term is perpetual unless the Fund is otherwise dissolved under the terms of its Limited Liability Company Agreement.

Fees and Expenses

                              Management Fee

                              The Adviser will be paid a management fee computed at a rate of [______]% per annum of the Fund's net assets attributable to each Investor's capital account, to be paid quarterly in arrears (the "Management Fee"). The Adviser has agreed to waive fees and/or reimburse expenses of the Fund until [___] to the extent necessary to assure that total ordinary operating expenses of the Fund do not exceed an annual rate of [__]% of the average monthly net assets of the Fund. The Adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a [___] year period following the date of such waiver or reimbursement, if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery. The Adviser may pay, out of its own resources and in its sole discretion, a portion of its proceeds from the Management Fee to certain Investors, including employees of the Adviser and its affiliates, Investors whose capital account balances exceed $[__________] and other significant Investors. See [___].

                              For each fiscal year in which an Investor has earned an annualized return on its capital account ("Capital Account") greater than a hurdle rate equal to the 1-Year Constant Maturity Treasury Index (the "Hurdle Rate"), [___]% of the net profits over any Loss Carryforward (as defined below) will be reallocated to the Adviser (the "Incentive Allocation"). Specifically, the Incentive Allocation generally will be made as of the end of each fiscal year (commencing March 31,
                              2004) and upon the repurchase by the Fund of an Investor's Interest (or any portion thereof). Under the loss carryforward (high water mark) provision (described in detail in the Limited Liability Company Agreement for the Fund), no Incentive Allocation will be made with respect to a particular Investor for a fiscal year until any net loss previously allocated to the Capital Account of such Investor has been offset by subsequent net profits (the "Loss Carryforward"). If an Investor's Capital Account is reduced (as a result of a Fund repurchase of an Investor's Interest), the Investor's Loss Carryforward, if any, will be reduced on a pro rata basis.

                              Operating Expenses

                              The Fund bears all expenses incurred in its business, including, but not limited to: all costs and expenses related to portfolio transactions and positions for the Fund's account (including research and investment related expenses); costs and expenses related to the establishment of any Portfolio Funds managed by Sub-Advisers; legal fees and expenses; accounting fees and expenses; operational and compliance support fees and expenses; costs of insurance; organizational and registration expenses; offering costs; costs of maintaining an office and general operating expenses; and expenses of meetings of the Board and Investors of the Fund.

                              Portfolio Fund Expenses

                              It is anticipated that the Money Managers included in the Fund's investment program will charge certain investment and operating fees and expenses to the Fund pursuant to the terms of the underlying Money Managers' partnership agreements. These underlying Money Manager expenses will be borne on a pro rata basis by the Investors in the Fund.

Borrowing by the Fund         Subject  to  the  Limited  Liability  Company
                              Agreement and  provisions of applicable  law,
                              the Fund  reserves the right to arrange for a
                              line  or   lines  of   credit   and  to  make
                              borrowings   thereunder   as  may  be  deemed
                              necessary by the Board in its sole discretion for the management of the Fund's business activities.

Future Interests              The  Fund   reserves   the   right  to  issue
                              additional classes of Interests in the future
                              subject to fees, charges,  redemption rights,
                              and  other  characteristics   different  from
                              those  of  the  Interests   offered  in  this
                              Private Placement Memorandum.

Transfers                     An Investor may not redeem,  transfer,  sell,
                              assign,  pledge or  otherwise  dispose  of or
                              encumber all or part of its Interests,  other
                              than  by  operation  of law  pursuant  to the
                              death, bankruptcy,  insolvency or dissolution
                              of an  Investor,  or with the  prior  written
                              consent of the Board,  which  consent  may be
                              withheld in its sole and absolute discretion,
                              except  that the  Board  will  generally  not
                              withhold   its   consent  to  a  transfer  of
                              Interests to a beneficiary  of the Investor's
                              estate   or  to  a   trust   or   partnership
                              established   by  the   Investor  for  estate
                              planning purposes. The Fund may redeem all or any portion of an Investor's Interests at any time and for any reason, in the Board's sole and absolute discretion.

Repurchases                   No  Investor  will have the right to  require
                              the Fund to redeem  his or her  Interests  in
                              the  Fund.  The  Fund  from  time to time may
                              offer to  repurchase  Interests  pursuant  to
                              written  tenders  by  Investors.   Each  such
                              repurchase  offer  will  generally  apply  to
                              [__]% to [__]% of the net assets of the Fund.
                              Repurchases will be made at such times and on
                              such terms as may be determined by the Board.
                              In   determining   whether  the  Fund  should
                              repurchase Interests from Investors pursuant to written tenders, the Board will consider the recommendation of the Adviser.

                              The Adviser expects that it will generally recommend to the Board that the Fund offer to repurchase Interests from Investors two times each year, in [__] and [__] (commencing [__], 2003). When the Fund does determine to offer to repurchase Interests, it is expected that notice of such offer will be provided to Investors of the Fund not less than 60 days prior to the date of such repurchase, and that Investors wishing to accept such offer will be required to accept such offer not less than 45 days prior to the date of such repurchase. The Fund may also repurchase Interests if the Board determines that it would be in the best interests of the Fund. See [___].

                              The Limited Liability Company Agreement provides that the Fund shall be dissolved if the Interests held by any Investor that has submitted a written request, in accordance with the terms of the Limited Liability Company Agreement, to tender all of the Interests held by such Investor for repurchase by the Fund has not been repurchased within a period of two years of such request.

Administrator                 The Fund has  retained  [___] to serve as the
                              administrator for the Fund to provide certain accounting and administrative services. The
                              Fund pays [___] a monthly administration fee computed at the rate of [__]% of the net assets of the Fund as of the last day of the month.

Risk  Factors                 The   Fund's    investment    programs    are
                              speculative  and involve  substantial  risks,
                              some  of  which  are  discussed   below.   No
                              assurance   can  be  given  that  the  Fund's
                              investment   objectives   will  be  achieved.

                              Multi-Manager Fund.
                              ------------------

                              The performance of the Fund will depend on the ability of the Adviser to select Money Managers and Portfolio Funds, and on the success of the Money Managers in managing the assets allocated to them.

                              Nontraditional Investment Strategies
                              ------------------------------------

                              Each Money Manager may use investment strategies that involve greater risks than the strategies used by typical mutual funds, including short sales (which involve the risk of an unlimited increase in the market price of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions. See [___].

                              Fees
                              ----

                              The Fund incurs advisory fees to the Money Managers in addition to the Management Fee and Incentive Allocation payable to the Adviser. Each Money Manager generally will receive both a fixed management fee and a performance-based fee or allocation. Such arrangements may create incentives for Money Managers to engage in riskier transactions on behalf of the Fund than would otherwise be the case if such performance-based compensation were not paid. The Fund may incur performance-based fees on allocations to some Money Managers even when the performance of other Money Managers or the Fund as a whole in a given year is negative. By investing in Portfolio Funds indirectly through the Fund, the investor bears a proportionate share of the fees and expenses of the Fund and, indirectly, similar expenses of the Portfolio Funds. Investors could avoid the additional level of fees at the Fund level by investing directly with the Portfolio Funds, although in many cases access to these Portfolio Funds may be limited or unavailable. See [____].

                              Valuation of Portfolio Funds
                              ----------------------------

                              The valuation of the Fund's investments in Portfolio Funds is ordinarily determined based upon valuations provided by the Money Managers for such Portfolio Funds. Certain securities in which the Portfolio Funds invest may not have a readily ascertainable market price and will be valued by the Money Managers. In this regard, a Money Manager may face a conflict of interest in valuing the securities, as their value will affect the Money Manager's compensation. Although the Adviser will review the valuation procedures used by all Money Managers, the Adviser and the Managers will not be able to confirm the accuracy of valuations provided by Money Managers and valuations provided by Portfolio Funds generally will be conclusive with respect to the Fund. In addition, the net asset values or other valuation information received by the Adviser from a Portfolio Fund will typically be estimates, and may be subject to later adjustment or revision by the Money Manager. Any such adjustment or revision will either increase or decrease the net asset value of the Fund at the time that the Fund is provided with information regarding the adjustment. The Fund does not expect to restate its previous net asset values per Interest to reflect an adjustment or revision by a Portfolio Fund.

                              Limited Liquidity
                              -----------------

                              Interests are not traded on any securities exchange or other market and are subject to substantial restrictions on transfer. The Fund may offer to repurchase a portion of the outstanding Interests from time to time, but is not required to do so. See [____].

                              No Registration of Portfolio Funds
                              ----------------------------------

                              The Portfolio Funds generally are not registered as investment companies under the 1940 Act and, therefore, the Fund is not entitled to the protections of the 1940 Act with respect to the Portfolio Funds. See [____].

                              Investments Outside the United States
                              -------------------------------------

                              Investments in foreign financial markets, including markets in developing countries, present political, regulatory and economic risks which are significant and which may differ in kind and degree from the risks presented by investments in the United States. These may include changes in foreign currency exchange rates or controls, greater price volatility, differences in accounting standards and policies, and in the type and nature of disclosures required to be provided by foreign issuers, substantially less liquidity, controls on foreign investment, and limitations on repatriation of invested capital. The exposure of the Fund to developing country financial markets may involve greater risk than investment in a portfolio investing only in developed country financial markets. See [____].

                              Activities of Money Managers
                              ----------------------------

                              Although the Adviser will seek to select only Money Managers who will invest the Fund's assets with the highest level of integrity, the Adviser will have no control over the day-to-day operations of any of its selected Money Managers. The Adviser would not necessarily be aware of certain activities at the underlying Money Manager level, including without limitation the Money Manager's engaging in unreported risks, investment "style drift" or even fraud. As a result, there can be no assurance that Money Managers engaged by the Fund will conform their conduct in a manner that is consistent with
                              the    Adviser's    expectations.

                              Limited Diversification
                              -----------------------

                              Although the Fund seeks to diversify risk by allocating assets among different Money Managers, the Fund is a non-diversified investment company. There are no percentage limitations on the portion of the assets of the Fund that may be invested in the securities of any one issuer. However, the Fund will adhere to a policy of investing not more than 15% of its assets (measured at the time of investment and valued at cost) in any one Portfolio Fund (See "Investment Restrictions" below) or with any one Money Manager. As a result, the investment portfolio of the Fund may be subject to greater risk and volatility than if investments had been made in the securities of a broader range of issuers. See [____].

                              Portfolio Fund Liquidity
                              ------------------------

                              Portfolio Funds may restrict redemptions of their interests under certain circumstances. Since the Funds may make additional investments in Portfolio Funds only at certain times pursuant to limitations set forth in the partnership agreements or other documents governing the Portfolio Funds, the Fund from time to time may have to invest some of its assets temporarily in money market securities. See [____].

Conflicts of Interest         The investment activities of the Adviser, the
                              Money Managers and their affiliates for their own accounts and the other accounts they manage may give rise to conflicts of interest which may disadvantage the Fund. The Fund's operations may give rise to other conflicts of interest. See [___].

                              Summary of Taxation The Fund should not be subject to Federal income tax, and each Investor will be required to report on its own annual tax return its distributive share of the Fund's taxable income or loss. For the Fund to complete its tax reporting requirements, it must receive information on a timely basis from the Money Managers. Although the Fund will attempt to collect this information in a timely manner, a Money Manager's delay in providing this information will delay the Fund's preparation and distribution of tax information to Investors, which is likely to cause Investors of the Fund to seek extensions on the time to file their tax returns. The Fund expects to be able to provide estimates of each Investor's taxable income before the due date for filing extensions and paying estimated taxes. Investors are encouraged to consult their tax adviser concerning how such delayed reporting may affect them.

ERISA Plans and Other
Tax-Exempt Entities           Investors subject to the Employee  Retirement
                              Income  Security  Act  of  1974,  as  amended
                              ("ERISA"),   and  other  tax-exempt  entities
                              including employee benefit plans,  Individual
                              Retirement  Accounts  and  401(k)  and  Keogh
                              Plans  (each  a   "tax-exempt"   entity)  may
                              purchase  Interests.  The  assets of the Fund
                              should not be  considered to be "plan assets"
                              for    purposes    of    ERISA's    fiduciary
                              responsibility  and  prohibited   transaction
                              rules or similar  provisions  of the Internal
                              Revenue   Code  of  1986,   as  amended  (the
                              "Code").  The Money  Managers use leverage in
                              connection  with  their  trading  activities.
                              Therefore,  an Investor  that is a tax-exempt
                              entity may incur  income tax  liability  with
                              respect to its share of the net profits  from
                              such  leveraged  transactions  to the  extent
                              they are treated as giving rise to "unrelated
                              business taxable income"  ("UBTI").  The Fund
                              will  provide to  tax-exempt  Investors  such
                              accounting   information  as  such  Investors
                              require  to report  their UBTI for income tax
                              purposes. Charitable remainder trusts may not
                              invest in the Fund as they will not be exempt
                              from federal income tax for any year in which
                              any such  trust has UBTI.  Investment  in the
                              Fund by tax-exempt  entities requires special
                              considerations.   Other  investment  vehicles
                              managed   or   sponsored   by   the   Adviser
                              (including   companion   investment  vehicles
                              organized  in  non-U.S.   jurisdictions  that
                              pursue investment objectives similar to those
                              of the  Fund)  may be  more  appropriate  for
                              investment by tax-exempt  entities.  Trustees
                              or administrators of tax-exempt  entities are
                              urged  to  review   carefully   the   matters
                              discussed   in   this    Private    Placement
                              Memorandum.

Reports to Investors          Investors   will   receive    quarterly   and
                              semi-annual unaudited performance reports, as well as annual audited financial reports.

                         SUMMARY OF FEES AND EXPENSES


         The following table illustrates the fees and expenses that the Fund expects to incur and that Investors can expect to bear directly or indirectly.


TRANSACTION FEES

Maximum sales charge (as a percentage of purchase amount)            [__]%(1)
Maximum redemption fee                                               None

ANNUAL FUND EXPENSES (as a percentage of the Fund's net assets)

Management Fee (to the Adviser)(2)                                   [__]%(3)
Other Annual Expenses                                                [__]%(4)

Total Annual Fund Expenses                                           [__]%(5)

(1) In connection with initial and additional investments, Investors may be charged front-end sales charge fees (sales commissions) of up to [__]% of the amounts transmitted in connection with their subscriptions, in the discretion of [___]. See [___].

(2) In addition to the Management Fee, for each fiscal year in which an Investor has earned an annualized return on its Capital Account greater than the Hurdle Rate, [__]% of the excess of the net profits over any Loss Carryforward will be reallocated to the Adviser.

(3) The Adviser may pay, out of its own resources and in its sole discretion, a portion of its proceeds from the Management Fee to certain Investors, including employees of the Adviser and its affiliates, Investors whose capital account balances exceed $[_______] and other significant Investors. See [___].

(4) Other Expenses have been estimated based upon assets of $[__] million. The Adviser has agreed to waive fees and/or reimburse expenses of the Fund until [___] to the extent necessary to assure that total ordinary operating expenses of the Fund do not exceed an annual rate of [__]% of the average monthly net assets of the Fund. The Adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a [_____] year period following the date of such waiver or reimbursement, if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

(5) Investors will also indirectly bear the fees, including the management fee and performance-based fee or allocation payable to a Money Manager, and the Fund's pro rata share of the expenses of the Portfolio Funds.

     The purpose of the table above is to assist prospective Investors in understanding the various fees and expenses Investors will bear directly or indirectly. "Other Expenses," as shown above, is an estimate based on anticipated contributions to the Fund and anticipated expenses for the first year of the Fund's operations, and includes professional fees and other expenses that the Fund will bear directly, including custody fees and expenses, but does not include organization expenses and offering costs. For a more complete description of the various fees and expenses of the Fund, see [___].

EXAMPLE:

         You would pay the following fees and expenses on a $5,000,000 investment, assuming a 5% annual return:*

         1 year            3 years             5 years           10 years
         ------            -------             -------           --------

         $[---]            $[---]              $[---]            $[---]


     The Example is based on the fees and expenses set out above and should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown. Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the Example. A greater rate of return than that used in the Example would increase certain fees and expenses paid by the Fund.
--------------------------
* On an investment of $1,000, the Example would be as follows:

EXAMPLE:

     You would pay the following fees and expenses on a $1,000 investment, assuming a 5% annual return:

         1 year            3 years             5 years           10 years
         ------            -------             -------           --------

         $[---]            $[---]              $[---]            $[---]

ARDEN REGISTERED INSTITUTIONAL ADVISERS, L.L.C.


------------------------------------------------------------------------------
                                   THE FUND
------------------------------------------------------------------------------

     Arden Registered Institutional Advisers, L.L.C. is registered under the 1940 Act as a closed-end, non-diversified, management investment company. The Fund was formed as a limited liability company under the laws of Delaware on January 30, 2003, and has no operating history. The Fund's principal office is located at 350 Park Avenue, 29th Floor, New York, NY, 10022, and its telephone number is (212) 751-5252.

     The Adviser of the Fund is Arden Capital Management, L.L.C., a Delaware limited liability company registered as an investment adviser with the Securities and Exchange Commission. Averell H. Mortimer is the founding principal of the Adviser, which is responsible for the management of the Fund's portfolio.


------------------------------------------------------------------------------
                                   STRUCTURE
------------------------------------------------------------------------------

     The Fund is a specialized private investment fund that combines many of the features of a private investment partnership with those of a registered closed-end investment company. Private investment partnerships are unregistered, commingled asset pools that may be leveraged, managed aggressively and offered in large minimum denominations, often over $1 million, through private placements to a limited number of high net worth individual and institutional investors. The managers or advisers of these entities typically are compensated through asset-based fees and performance-based fees or allocations. Closed-end investment companies are 1940 Act registered pools typically organized as corporations or business trusts that usually are managed more conservatively than most private investment partnerships, subject to relatively modest minimum investment requirements (often less than $2,000), and publicly offered to a broad range of investors. The advisers to these companies typically are compensated through asset-based, but not performance-based, fees. The Fund is similar to a private investment partnership in that its investment portfolio may be actively managed and Interests will be sold in comparatively large minimum denominations in private placements solely to high net worth individuals and institutional investors, whose capital accounts will be subject to asset-based fees.


------------------------------------------------------------------------------
                              INVESTMENT PROGRAM
------------------------------------------------------------------------------
Investment Objective and Philosophy

     The Fund's investment objective is to provide Investors with capital appreciation through the allocation of its assets between and among various hedge funds utilizing a variety of investment strategies and techniques. Through its structure and investment approach, the Fund seeks to construct a portfolio of Portfolio Funds that exhibits low volatility of investment returns and low correlation to the performance of equity, fixed income and other traditional asset classes.

     The Adviser intends to invest principally in Portfolio Funds that seek to create value by employing investment strategies which capitalize on inefficiencies and anomalies in the relative pricing of securities, and strategies that involve corporate events or special situations such as corporate restructurings, mergers, spin-offs, and credit and capital restructurings, as described below.

     The Adviser intends to invest in these strategies primarily through Portfolio Funds. The Portfolio Funds are organized as limited partnerships or other limited liability vehicles, which limits the potential losses incurred by any Portfolio Fund to the amount of assets invested in that Portfolio Fund.

Investment Strategies

     The Fund intends to invest its assets in Portfolio Funds that employ a variety of hedge fund strategies that are designed to produce absolute returns. The Portfolio Funds have broad discretion in the types of securities or instruments they may own, the type of trading strategies they may employ, and the amount of leverage they may use.

     The specific type and number of strategies employed by the Money Managers will change over time, and the Adviser anticipates that, depending on market conditions, some hedge fund strategies may be more appropriate for inclusion in the Fund than other strategies. Nevertheless, the Adviser anticipates that a number of hedge fund strategies will be eligible for consideration for investment by the Fund, including but not limited to the strategies described below:

     Convertible Arbitrage. This strategy seeks to capitalize on anomalies in price relationships between convertible securities and the securities into which they convert, which is typically accomplished by exploiting the difference between the volatility inherent in the option of a convertible security and the underlying stock. Hedged positions are created by purchasing a convertible security and shorting the underlying common stock. A Money Manager may seek to hedge interest rate or credit exposure in connection with this strategy.

     Merger Arbitrage. This strategy focuses on investing in corporate mergers to capture the spread between current market values of securities and their values after successful completion of a merger or similar corporate transaction. A typical trade would include a long position in the target and a short position in the acquirer. The size of the available spread depends on the risks associated with the deal, which may relate to regulatory, financing, legal or other considerations.

     Distressed Investing. Distressed investing includes the purchasing of devalued or defaulted bonds or other securities at significant discounts from their face amounts, engaging in asset-based lending or loan origination transactions, and creating hedged credit trades using a variety of investment instruments such as equity puts and credit default swaps. The issuers of these securities may be experiencing financial distress, engage in corporate restructuring, may have defaulted on their debt obligations or may have petitioned for bankruptcy protection. Distressed investing can be longer-term oriented if a Money Manager holds an investment through the entire restructuring process, or can be short-term oriented if the Money Manager is seeking more opportunistic trades in anticipation of an interim event, or utilizes capital structure arbitrage. Risk of loss may be significant if the Money Manager's credit judgments or valuation assumptions are incorrect.

     Capital Structure Arbitrage. This strategy involves intra-capital trades relating to a single issuer. Capital structure arbitrage seeks to generate profits from valuation discrepancies between different securities or classes of securities issued by the same company. The strategy may be employed as a credit-related or distressed opportunity where the Portfolio Fund would be long senior debt or bank debt and short junior securities or equity.

     Special Situations. This group of strategies includes event-driven trades based on pricing discrepancies in different share classes of the same issuer (share class arbitrage), valuation differences between holding companies and subsidiaries (holding company arbitrage, stub trades) and other corporate activities such as restructurings, liquidations, reorganizations, recapitalizations, and spin-offs.

     Fundamental Arbitrage. Fundamental arbitrage combines long positions and short sales seeking to benefit from the Money Manager's ability to select investments based on fundamental, company-specific factors while offsetting some systematic market risks. Trades may involve establishing pairs of securities with a long matched with an offsetting short, which is designed to hedge exposure to market risk and sector risk. Market exposure can vary substantially, leading to a wide range of risk and return profiles. Fundamental arbitrage strategies are primarily, though not exclusively, equity-based and rely on security selection as the principal driver of returns.

     Statistical Arbitrage. Statistical arbitrage involves a variety of quantitative-driven strategies that rely on financial models to develop long and corresponding short equity positions. These models may focus on geographical regions, industries or specific sectors and are used to select stocks or baskets of stocks that have identifiable statistical relationships. Money Managers seek to filter out events which could have non-systematic effects on these relationships. The models incorporate long or short term trading history as well as factors such as volume and volatility.

     Other Arbitrage Strategies. Other arbitrage strategies may focus on identifying and exploiting spread relationships between financial assets or commodities, either with respect to single assets or commodities or groups of assets or commodities whose prices are deemed to move in relation to each other. These strategies seek to avoid assuming any outright market risk, although the risk of loss may be significant if the Money Manager has incorrectly evaluated the nature or extent of the expected spread relationships or if unexpected, intervening events affect these relationships. Examples of these strategies include but are not limited to fixed income arbitrage, credit arbitrage, volatility arbitrage, quantitative arbitrage and closed-end fund arbitrage.

     Other Strategies. Portfolio Funds may also invest in a variety of other strategies including private placements under Regulation D under the Securities Act, real estate-related transactions, short-term trading opportunities, equity market neutral investing and alternative financing transactions. Many of the Money Managers have the discretion to invest in multiple strategies or to use combinations of the strategies summarized above. The Adviser and the Money Managers also have the discretion to invest in high quality fixed income securities, cash and cash equivalents. The Money Managers will likely trade in U.S. dollar-denominated securities. However, the Adviser may, in its discretion, select Money Managers who trade in non-U.S. markets and/or securities that are not U.S. dollar-denominated.

     Money Managers generally are granted complete discretion over the investment of the assets allocated to them, and conduct their investment programs through Portfolio Funds. The Fund currently intends to invest its assets primarily in Portfolio Funds, which may include both unregistered private investment funds and registered mutual funds, and entities organized in either the United States or other countries. The Fund also may invest its assets directly pursuant to investment advisory agreements, granting Money Managers discretionary investment authority to invest a portion of the assets of the Fund on a managed account basis. In addition, the Fund may invest in a special purpose investment vehicle created by or for a Money Manager in which the Money Manager serves as general partner/manager and the Fund is the sole limited partner/investor.

Investment Selection

     The Adviser is responsible for the allocation of assets to various Money Managers, subject to policies adopted by the Board of Managers.

     The Adviser will seek to identify and invest in Portfolio Funds that have attractive risk/return profiles consistent with the Fund's investment objectives. The Adviser selects Portfolio Funds in order to create a portfolio with suitable exposures to a variety of strategies depending on market conditions. The Adviser does not intend to invest the Fund's assets according to predetermined allocations. The objective in selecting the Money Managers is to maximize the overall portfolio's return while attempting to limit the risk of loss.

     The Adviser uses a wide range of resources to identify attractive Money Managers and promising investment strategies for consideration for inclusion in the Fund. These resources consist primarily of proprietary sources, such as professional and personal relationships between the Adviser's principals and strategic investors, hedge fund managers, consulting firms, family office groups, trading desks at financial institutions, prime brokerage operations and a variety of service providers, including law firms, accounting firms and administration firms. In addition, the Adviser may utilize a variety of public resources including third party databases, trade seminars and events, and capital introduction functions.

     The Adviser screens Money Managers and investment strategies to identify suitable prospects for inclusion in the Fund. Screening criteria may include quantitative measures such as past performance and risk exposures, qualitative factors such as the reputation, experience and integrity of the Money Manager, and operational factors, such as breadth, infrastructure and risk controls of the organization. The Adviser expects that only a few Money Managers will be deemed sufficiently compelling to warrant further review after the initial screening. Following this screening, the Adviser conducts due diligence on any Portfolio Fund that it considers likely to generate superior, risk-adjusted returns consistent with the Adviser's views at that time as to both the most attractive strategies and the requirements of the Fund's existing portfolio. The due diligence process typically involves multiple phone calls and meetings with the Money Manager to understand the Manager's investment strategy, investment philosophy, and risk exposures.

     The Adviser's personnel has extensive experience and expertise with alternative investment strategies and bring a variety of professional disciplines to the analytical process, including investment management, asset allocation, securities analysis, prime brokerage, legal, and accounting.

     The Adviser may invest up to [__]% (determined at the time such investment is made) of the Fund's net asset value in Portfolio Funds, including "fund-of-funds", managed by the Adviser of its affiliates ("Affiliated Funds"). An investment in Affiliated Funds will be made only if the Adviser independently determines that such Affiliated Funds meet the investment strategy of the Fund. With respect to an investment in Affiliated Funds, the Adviser will waive all fees attributable to the Fund's holdings in such Affiliated Funds. To effectuate this waiver, the Fund's holdings in any Affiliated Funds would be excluded from the net assets of the Fund in the calculation of the Adviser's fee. Investments in Affiliated Funds will only be made, if at all, upon the Fund obtaining the necessary exemptive relief from the Securities and Exchange Commission.

Portfolio Construction

     The Adviser will allocate Fund assets among the Money Managers that, in its view, represent attractive investment opportunities. The allocation will depend on the Adviser's assessment of the likely risks and returns of various investment strategies that the Money Managers utilize and the likely correlation among existing and prospective Money Managers. The Adviser generally seeks to invest in Portfolio Funds whose expected risk-adjusted returns are deemed attractive and likely to have limited correlations among each other or with broad equity or fixed income indices. The Adviser will periodically rebalance the Fund's investments among Portfolio Funds in order to increase allocations to Portfolio Funds with the highest expected risk-adjusted returns over time.

     The Adviser believes it is important to maintain the portfolio in a manner that reduces the effect on the Fund of losses or poor returns by any one Portfolio Fund. There is no guarantee, however, that the Fund will be able to avoid substantial losses due to poor returns by one or more Portfolio Funds. The Adviser will allocate not more than 15% of the Fund's assets (measured at the time of investment and valued at cost) to any one Portfolio Fund or with any one Money Manager. The Fund does not intend to acquire more than 5% of the voting securities in any Portfolio Fund not advised by a Sub-Adviser or to cause the Fund to control the Portfolio Fund as a practical matter.

     Unregistered investment funds, such as the Portfolio Funds, typically provide greater flexibility than traditional registered investment companies, or "mutual funds", in the types of securities they may own, the types of trading strategies they may employ, and, in some cases, the amount of leverage they may use. The Money Managers selected by the Adviser may invest and trade in a wide range of instruments and markets, including, but not limited to, domestic and foreign equities and equity-related instruments, including options and warrants, fixed income and other debt-related instruments, and synthetic instruments, including swaps and derivatives.

Risk Management and Monitoring of Investments

     The Money Managers selected by the Fund have full discretion, without the Fund's input, to purchase and sell securities and other investments for their respective Portfolio Funds consistent with the relevant investment advisory agreements, partnership agreements or other governing documents of the Portfolio Funds. These Portfolio Funds may invest and trade in a wide range of securities and other financial instruments and may pursue various investment strategies and techniques for both hedging and non-hedging purposes. The Portfolio Funds may also sell securities short, purchase and sell options and futures contracts and engage in other derivative transactions, subject to certain limitations described elsewhere in this Private Placement Memorandum. The use of one or more of these techniques may be an integral part of the investment program of a Portfolio Fund, and involves certain risks. The Portfolio Funds will likely employ the use of leverage, which also entails risk.

     The Adviser seeks to monitor the risks of individual Portfolio Funds and of the portfolio in the aggregate. The primary goal of this process with respect to an individual Portfolio Fund is to determine the degree to which it is performing as expected and to gain early insight into factors that might call for an increase or decrease in the allocation of the Fund's assets in that Portfolio Fund. With respect to aggregate portfolio monitoring, the Adviser will endeavor to monitor, to the best of its ability, the Fund's aggregate exposures to various alternative investment strategies and to various aggregate risks, including leverage, concentration, and liquidity.

     The Adviser will monitor the operation and performance of a Portfolio Fund as frequently as the Adviser believes is appropriate in light of the strategy followed by the Money Manager and the prevailing market conditions. The Adviser will solicit such information from the Money Manager and other contacts, such as other hedge fund managers or strategic investors, that the Adviser deems necessary to properly assess the relative success or failure of a Portfolio Fund. The Adviser may make periodic assessments of the degree to which multiple Portfolio Funds are making substantially similar trades, which might reduce the diversification of the Fund's portfolio. Changes in concentrations, leverage, asset inflows/outflows, personnel, fees, litigation, ownership structure, economic conditions and other factors may be monitored, as appropriate and to the extent the information is available to the Adviser.

     Based on the Adviser's assessment of factors such as (i) the degree to which the Money Manager is pursuing an investment strategy consistent with its stated policy; (ii) whether and to what degree the focus, incentives and investment strategy of the Money Manager have changed; and (iii) whether the investment strategy employed remains consistent with the objectives of the Fund, the Adviser may periodically adjust the Fund's allocations among Portfolio Funds, or withdraw from certain Portfolio Funds in their entirety.

------------------------------------------------------------------------------
                 TYPES OF INVESTMENTS AND RELATED RISK FACTORS
------------------------------------------------------------------------------

     The Fund may be deemed a speculative investment and is not intended as a complete investment program. Investment in the Fund carries with it a significant degree of risk. The value of interests in the Fund may go down as well as up and Investors may not receive, upon redemption, the amount originally invested. Accordingly, an investment in the Fund should be made only by persons who are able to withstand the loss of their entire capital contribution. Due to the types of investments and investment strategies to be used by Money Managers, fluctuations in the net asset value of the Fund may be more volatile than is typical for most mutual funds. There can be no assurances that the Fund will achieve its investment objective. The following considerations should be carefully evaluated before making an investment in the Fund:

Market Risk

     The profitability of a significant portion of the Fund's investment program will depend to a great extent on correct assessments of the future course of price movements of securities and other investments. There can be no assurance that Money Managers will be able to accurately predict these price movements. The securities markets have in recent years been characterized by great volatility and unpredictability. With respect to the investment strategy utilized by Money Managers of the Fund, there is always some, and occasionally a significant, degree of market risk.

Risks of Investing in Non-U.S. Securities

     Money Managers may, at any time, have a significant portion of their assets invested in securities of companies domiciled or operating in one or more non-U.S. countries. Investing in these securities involves considerations and possible risks not typically involved in investing in securities of companies domiciled and operating in the United States, including instability of some foreign governments, the possibility of expropriation, limitations on the use or removal of funds or other assets, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. The application of foreign tax laws (e.g., the imposition of withholding taxes on dividend or interest payments) or confiscatory taxation may also affect investment in foreign securities. Higher expenses may result from investment in foreign securities than would from investment in domestic securities because of the costs that must be incurred in connection with conversions between various currencies and foreign brokerage commissions that may be higher than the United States. Foreign securities markets also may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including lack of uniform accounting, auditing and financial reporting standards and potential difficulties in enforcing contractual obligations.

Equity Securities

     Each Money Manager's investment portfolio may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. The Money Managers also may invest in depositary receipts relating to foreign securities. See [___] above. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities. A Money Manager may invest in equity securities without restriction as to market capitalization, including securities issued by smaller capitalization companies, including micro cap companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. Money Managers may purchase securities in all available securities trading markets.

Fixed-Income Securities

     The Money Managers may invest in fixed-income securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer, and general market liquidity (i.e., market risk).

     The Money Managers may invest in both investment grade and non-investment grade debt securities, including high yield bonds and distressed securities. Non-investment grade debt securities are generally considered to be speculative with respect to the issuer's capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Distressed securities are securities issued by companies that are involved in bankruptcy or insolvency proceedings or experiencing other financial difficulties. The performance of investments in distressed securities may be adversely affected to a greater extent by specific economic developments affecting an issuer, or by a general economic downturn, than investment in securities of issuers not facing such difficulties.

Foreign Currency Transactions

     The Money Managers may engage in foreign currency transactions for a variety of purposes, including to fix, in U.S. dollars, the value of a security the Money Manager has agreed to buy or sell, or to hedge the U.S. dollar value of securities the Money Manager already owns. A Money Manager's success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

Money Market Instruments

     A Money Manager may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Money Manager deems appropriate under the circumstances. Pending allocation of the offering proceeds and thereafter, from time to time, the Fund also may invest in these instruments. In addition, the Fund anticipates that a portion of its assets shall be kept in cash, money market securities or other liquid assets in order to enable the Fund to accommodate requests for repurchases by the Fund of its Interests. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government securities, commercial paper, certificates of deposit, bankers' acceptances and repurchase agreements.

Lack of Operating History

     The Fund is a newly formed entity that does not have any operating history that Investors can use to evaluate its investment performance. Certain Portfolio Funds may also be newly formed entities that have no operating histories. In such cases, the Adviser will have evaluated the past investment performance of Money Managers or their personnel. However, this past investment performance may not be indicative of the future results of an investment in a Portfolio Fund managed by a Money Manager. Although the Adviser, its affiliates and their personnel have considerable experience evaluating the performance of alternative asset managers and providing manager selection and asset allocation services to clients, the Fund's investment program should be evaluated on the basis that there can be no assurance that the Adviser's assessments of Money Managers, and in turn their assessments of the short-term or long-term prospects of investments, will prove accurate. Thus, the Fund may not achieve its investment objective and the Fund's net asset value may decrease.

Non-Diversified Status

     The Fund is classified as a non-diversified investment company. Since a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of issuers, some of which will be within the same industry, the Fund's portfolio securities may be more sensitive to changes in the market value of a single issuer and to events affecting a particular industry or market segment. The Fund does not expect to concentrate in any particular industry. The Fund may, however, invest in Portfolio Funds that concentrate their investments in one or more industries.

Borrowing and Leverage

     Subject to the Limited Liability Company Agreement and provisions of applicable law, the Fund reserves the right to arrange for a line or lines of credit and to make such borrowings thereunder as may be deemed necessary by the Board in its sole discretion for the management of the Fund's business activities.

     The Money Managers may borrow money from brokers and banks for investment purposes. Borrowing for investment purposes, which is known as "leverage," is a speculative investment technique and involves substantial risks. Although leverage will increase investment returns if a Portfolio Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of the funds, using leverage will decrease investment returns if such Portfolio Fund fails to earn as much on such investments as it pays for the use of the funds. Using leverage, therefore, will magnify the volatility of the value of a Portfolio Fund's investment portfolio. If the Money Manager's equity or debt instruments decline in value, the Money Manager could be required to deposit additional collateral with the lender or suffer mandatory liquidation of the Portfolio Fund's assets pledged as collateral to compensate for the decline in value. In the event of a sudden, precipitous drop in a Portfolio Fund's assets, whether resulting from changes in market value or from redemptions, the Money Manager might not be able to liquidate assets quickly enough to pay off its borrowing. Money borrowed for leveraging will be subject to interest costs. The Money Manager also may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit.

     The 1940 Act limits the amount an investment company can borrow. The value of an investment company's total indebtedness may not exceed one-third the value of its total assets, including such indebtedness, measured at the time the investment company incurs the indebtedness. This limit does not apply to Portfolio Funds (see [__] below). The Portfolio Funds may be highly leveraged and the value of their securities may be volatile, which may cause the Fund's Interests to have leveraged characteristics as well. To obtain "leveraged" market exposure in certain investments and to increase overall return, a Portfolio Fund may purchase options and other instruments that involve leverage. These instruments may involve significant economic leverage and, therefore, in some cases, may involve significant risks of loss.

Short Sales

     A Money Manager may attempt to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Money Manager believes possess volatility characteristics similar to those being hedged. In addition, Money Managers may use short sales for non-hedging purposes to profit from anticipated declines in prices of securities that, in the view of the Money Managers, are overvalued. To effect a short sale, a Money Manager will borrow a security from a brokerage firm, another intermediary or an institutional investor to make delivery to the buyer. The Money Manager then is obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the Money Manager sold the security. A short sale of a security involves the risk of an unlimited increase in the market price of the security, which could result in an inability to cover the short position and thus a theoretically unlimited loss. There can be no assurance that securities necessary to cover the short position will be available for purchase.

Reverse Repurchase Agreements

     Reverse repurchase agreements involve a sale of a security to a bank or securities dealer and the Money Manager's simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. Reverse repurchase agreements are a form of leverage which also may increase the volatility of the investment portfolios of Portfolio Funds.

Initial Public Offerings

     A Money Manager may purchase securities of companies in initial public offerings. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company, and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some initial public offerings may make it more difficult for a Portfolio Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. Some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving them.

Special Investment Techniques

     A Money Manager may use a variety of special investment techniques to hedge its investment portfolio against various risks or other factors that generally affect the values of securities and for non-hedging purposes. These techniques may involve the use of derivative transactions. The techniques the Money Managers may employ may change over time as new instruments and techniques are introduced or as a result of regulatory developments. Certain of the special investment techniques that the Money Managers may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes.

Derivative Contracts

     The Money Managers may invest in, or enter into, derivative contracts. These are financial instruments that derive their value from the value of an underlying asset, index or interest rate. Derivative contracts can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative contract. Derivative contracts may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative contract could have a large potential impact on the performance of the Fund. The Fund could experience losses if derivative contracts do not perform as anticipated, or are not correlated with the performance of other investments which they are used to hedge, or if the Money Manager is unable to liquidate a position because of an illiquid secondary market. The market for many derivative contracts is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivative contracts.

Options and Futures

     The Money Managers may invest in options and futures contracts. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid and, in such cases, a Money Manager may have difficulty closing out its position.

     The Money Managers may purchase and sell call and put options in respect of specific securities, and may write and sell covered or uncovered call and put options. A call option gives the purchaser of the call option, in return for a premium paid, the right to buy the security underlying the option from the writer of the call option at a specified exercise price. A put option gives the purchaser of the put option, in return for a premium, the right to sell the underlying security to the writer of the put option at a specified price. A covered call option is a call option with respect to which a Money Manager owns the underlying security. A covered put option is a put option with respect to which a Money Manager has segregated cash or liquid securities to fulfill the obligation undertaken. The purchaser of a put or call option runs the risk of losing his entire investment in a relatively short period of time if the option is not exercised. The uncovered writer of a call option is subject to a risk of loss should the price of the underlying security increase, and the uncovered writer of a put option is subject to a risk of loss should the price of the underlying security decrease.

     Certain derivative contracts are subject to the rules of the CFTC. Some or all of the Money Managers may invest in futures contracts and currency forward contracts, and options on such contracts, for hedging purposes or speculative purposes. However, the Fund may not invest directly in futures contracts and options on futures if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. If applicable CFTC rules change, these percentages may change or different conditions may be applied to the Fund's use of certain derivatives.

     The Money Managers may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets, so that no common clearing facility exists and an investor may look only to the broker or counterparty for performance of the contract. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC. The Fund may not be able to invest in certain foreign futures and option contracts that have not been approved for sale by U.S. persons.

     No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day.

     The Money Managers may purchase and sell single stock futures, stock index futures contracts, interest rate futures contracts, currency futures and other commodity futures. A stock index future obligates a Money Manager to pay or receive an amount of cash based upon the value of a stock index at a specified date in the future, such as the Standard & Poor's 500 Composite Stock Price Index, Nasdaq High Technology Index, or similar foreign indices. An interest rate future obligates a Money Manager to purchase or sell an amount of a specific debt security at a future date at a specific price. A currency future obligates a Money Manager to purchase or sell an amount of a specific currency at a future date at a specific price. Some or all of the Money Managers may also purchase and sell call and put options on stock indexes.

Warrants

     Warrants are derivative instruments that permit, but do not obligate, the holder to purchase other securities. Warrants do not carry with them any right to dividends or voting rights. A warrant ceases to have value if it is not exercised prior to its expiration date.

Swap Agreements

     The Money Managers may enter into equity, interest rate, index and currency rate swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specified assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. A swap contract may not be assigned without the consent of the counterparty, and may result in losses in the event of a default or bankruptcy of the counterparty.

     To achieve investment returns equivalent to those achieved by an investment adviser in whose investment vehicles the Fund could not invest directly, perhaps because of such vehicle's investment minimum or its unavailability for direct investment, the Fund may enter into swap agreements under which the Fund may agree, on a net basis, to pay a return based on a floating interest rate, such as LIBOR, and to receive the total return of the reference investment vehicle over a stated time period. The Fund may seek to achieve the same investment result through the use of other derivatives in similar circumstances.

Credit Default Swap Agreements

     The Money Managers may enter into credit default swap agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Money Manager may be either the buyer or seller in the transaction. As a seller, a Money Manager receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Money Manger typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If a Money Manager is a buyer and no credit event occurs, the Money Manager may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

     Credit default swap agreements may involve greater risks than if a Money Manager had invested in the reference obligation directly. Credit default swap agreements are subject to general market risk, liquidity risk and credit risk. As noted above, if a Money Manager is a buyer and no credit event occurs, it will lose its investment. In addition, the value of the reference obligation received by a Money Manager as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Money Manager.

Asset Swaps

     The Money Managers may purchase asset swaps. An asset swap is a structure in which a security, for example a convertible bond, which has various components is divided into those components which are sold to different investors. With a convertible bond asset swap, the equity component of the bond is separated from the fixed income component through the use of a swap. The result of the transaction for the purchaser of the fixed income component is that it obtains exposure to the issuer that is similar to the exposure it would have received had it purchased a traditional fixed income instrument of the issuer. The primary risk of asset swaps is counterparty risk.

Lending Portfolio Securities

     The Money Managers may lend securities from their portfolios to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Fund might experience a loss if the institution with which the Money Manager has engaged in a portfolio loan transaction breaches its agreement with the Money Manager.

Restricted and Illiquid Investments

     Money Managers may invest in non-publicly-traded securities and private debt instruments for which the number of potential purchasers and sellers, if any, is very limited. This factor may have the effect of limiting the availability of these securities for purchase and may also limit the ability of the Money Managers to sell those securities at their fair market value prior to the termination of the Fund or in response to changes in the economy or financial markets. Thus, there can be no assurances as to the timing and amount of distributions from the Fund.

     Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration under the Securities Act. In no event will the Fund invest more that [__]% of its assets (measured at the time of investment and valuing such investment at cost) in restricted securities (other than interests in the Portfolio Funds). Further, it is not anticipated that the Fund will allocate assets to a Portfolio Fund that invests more than [__]% of its assets in restricted securities (although it should be noted that this cannot be directly controlled by the Fund).

     Where registration is required to sell a security, a Money Manager may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Money Manager may be permitted to sell a security under an effective registration statement. Money Managers may be unable to sell restricted and other illiquid securities at the most opportune times.

     The Fund's investments in unregistered Portfolio Funds are themselves illiquid and subject to substantial restrictions on transfer. The Fund will typically have only limited rights to withdraw its respective investment in an unregistered Portfolio Fund. The illiquidity of these interests may adversely affect the Fund were it required to sell the interests at an inopportune time.

------------------------------------------------------------------------------
                            INVESTMENT RESTRICTIONS
------------------------------------------------------------------------------

     For purposes of the Fund's investment restrictions and to ensure compliance with the provisions of the 1940 Act, the Fund will look through any Portfolio Fund created specifically for investment by the Fund and managed by a Sub-Adviser, if any, to its underlying assets, but will not look through a Portfolio Fund which is not managed by a Sub-Adviser.

     The Fund has adopted the following investment restrictions as fundamental policies, which cannot be changed without approval by holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities. The Fund may not:

     o Issue senior securities, except that, to the extent permitted by the 1940 Act (a) the Sub-Advisers, if any are engaged, may borrow money to finance portfolio transactions and engage in other transactions involving the issuance by the Fund of "senior securities" representing indebtedness and (b) the Fund may borrow money from banks for temporary or emergency purposes or in connection with repurchases of, or tenders for, the Fund's Interests.

     o Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in connection with the disposition of its portfolio securities.

     o Make loans, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund's investment policies or as otherwise permitted under the 1940 Act.

     o Purchase, sell, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate, or securities issued by companies that invest or deal in real estate or real estate investment trusts.

     o Invest in commodities, except that the Fund may purchase and sell foreign currencies, commodity futures and forward contracts and related options.

     o Invest more than 25% of the value of the Fund's total assets in the securities of issuers in any single industry. For purposes of this Investment Restriction, Portfolio Funds are not considered part of an industry. The Fund may invest in Portfolio Funds that concentrate their investments in one or more industries.

     Under the 1940 Act, the vote of a majority of the outstanding voting securities of an investment company, such as the Fund, means the vote, at the annual or a special meeting of the security holders of such company duly called (A) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy; or (B) of more than 50% of the outstanding voting securities of such company, whichever is less.

     If a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.


------------------------------------------------------------------------------
                            ADDITIONAL RISK FACTORS
                       RELATING TO THE FUND'S STRUCTURE
------------------------------------------------------------------------------

Tax Risks

     The Fund will be classified as a partnership and not as an association taxable as a corporation for Federal income tax purposes. Under a "facts and circumstances" test set forth in regulations adopted by the U.S. Treasury Department, the Fund will not be treated as a "publicly traded partnership" taxable as a corporation. If it were determined that the Fund should be treated as an association or publicly traded partnership taxable as a corporation, the taxable income of the Fund would be subject to corporate income tax and distributions of profits from the Fund would be treated as dividends.

Liquidity Risks

     Interests in the Fund are not traded on any securities exchange or other market and are subject to substantial restrictions on transfer. Although the Fund may offer to repurchase Interests from time to time, an Investor may not be able to dispose of Interests in the Fund. The Adviser expects that it will generally recommend to the Board that the Fund offer to repurchase Interests from Investors two times each year, in [__] and [__]. See [___].

     Certain of the Portfolio Funds will be buyers of private interests in assets that are difficult to finance, either because they are out of favor for traditional debt or equity sources, or because the assets are over-leveraged or otherwise financed inefficiently. These investments, which may involve co-ventures, will involve pools of troubled real estate loans and other real estate related assets, tax liens, insurance funds and other private, asset-based investments with specific time frames. These investments may be liquidated over a period of multiple years. However, until they are sold, they will be illiquid. Accordingly, the Fund will experience a similar illiquidity in effecting dispositions of its interests in the Portfolio Funds employing those strategies.

Valuation of Portfolio Funds

     The valuation of the Fund's investments in Portfolio Funds is ordinarily determined based upon valuations provided by the Money Managers for such Portfolio Funds. Certain securities in which the Portfolio Funds invest may not have a readily ascertainable market price and will be valued by the Money Managers. In this regard, a Money Manager may face a conflict of interest in valuing the securities, as their value will affect the Money Manager's compensation. Although the Adviser reviews the valuation procedures used by all Money Managers, the Adviser cannot confirm the accuracy of valuations provided by Money Managers and valuations provided by Portfolio Funds generally will be conclusive with respect to the Fund. In addition, the net asset values or other valuation information received by the Adviser from a Portfolio Fund are typically estimated, and may be subject to later adjustment or revision by the Money Manager. Any such adjustment or revision will either increase or decrease the net asset value of the Fund at the time that the Fund is provided with information regarding the adjustment. The Fund does not expect to restate its previous net asset values to reflect an adjustment or revision by a Portfolio Fund.

Management Risk

     The investment performance of the Fund will be substantially dependent on the services of the principals of the Adviser. In the event of the death, disability, departure, insolvency or withdrawal of either of these individuals, the performance of the Fund may be adversely affected.

Special Risks of Multi-Manager Structure

     The Portfolio Funds generally are not registered as investment companies under the 1940 Act and, therefore, the Fund will not be able to avail itself of the protections of the 1940 Act with respect to the Portfolio Funds.

     The Adviser will not be able to control or monitor the activities of the Money Managers on a continuous basis. Although the Adviser will seek to select only Money Managers who will invest the Fund's assets with the highest level of integrity, the Adviser will have no control over the day-to-day operations of any of its selected Money Managers. The Adviser would not necessarily be aware of certain activities at the underlying Money Manager level, including without limitation the Money Manager's engaging in unreported risks, investment "style drift" or even fraud. As a result, there can be no assurance that Money Managers engaged by the Fund will conform their conduct in a manner that is consistent with the Adviser's expectations. A Money Manager may use investment strategies that differ from its past practices and are not fully disclosed to the Adviser, and that involve risks under some market conditions that are not anticipated by the Adviser. Some Money Managers may have limited operating histories.

     An investor who met the conditions imposed by the Money Managers could invest directly with the Money Managers, although in many cases access to these Money Managers may be limited or unavailable. By investing in investment vehicles indirectly through the Fund, the investor bears asset-based fees and performance-based allocations at the Portfolio Fund level and an additional asset-based management fee and Incentive Allocation at the Fund level. In addition, the investor bears a proportionate share of the fees and expenses of the Fund (including operating costs, distribution expenses and administrative fees) and, indirectly, similar expenses of the Portfolio Funds.

     Each Money Manager will receive any performance-based allocations to which it is entitled irrespective of the performance of the other Money Managers and the Fund generally. Accordingly, a Money Manager with positive performance may receive compensation from the Fund, and thus indirectly from investors, even if the Fund's returns as a whole are negative.

     Investment decisions of the Portfolio Funds are made by the Money Managers entirely independently of each other. As a result, at any particular time, one Portfolio Fund may be purchasing shares of an issuer whose shares are being sold by another Portfolio Fund. Consequently, the Fund could incur indirectly transaction costs without accomplishing any net investment result.

     The Fund may elect to hold non-voting securities in Portfolio Funds, or it may waive the right to vote in respect of a Portfolio Fund. In such cases, the Fund will not be able to vote on matters that require the approval of the limited partners of the Portfolio Fund, including a matter that could adversely affect the Fund's investment. The Fund does not intend to acquire a sufficient percentage of the economic interests in any Portfolio Fund not advised by a Sub-Adviser to cause the Fund to control the Portfolio Fund as a practical matter.

     Since the Fund may make additional investments in the Portfolio Funds only at certain times pursuant to limitations set forth in the governing documents of the Portfolio Funds, the Fund may be required from time to time to invest a significant portion of their assets in money market securities or other liquid assets pending investment in Portfolio Funds.

     Each Portfolio Fund is permitted to redeem its interests in-kind. Thus, upon the Fund's withdrawal of all or a portion of its interest in a Portfolio Fund, the Fund may receive securities that are illiquid or difficult to value. Irrespective of any receipt of such illiquid securities by the Fund, payment for repurchases of Interests by the Fund generally will be made in cash.
Portfolio Funds may suspend redemptions or withdrawals under certain circumstances.

     For the Fund to complete its tax reporting requirements, it must receive information on a timely basis from the Money Managers. A Money Manager's delay in providing this information will delay the Fund's preparation of tax information to its Investors, which will require Investors in the Fund to seek extensions on the time to file their tax returns.

     The Fund may agree to indemnify certain of the Portfolio Funds and Money Managers from any liability, damage, cost or expense arising out of, among other things, certain acts or omissions relating to the offer or sale of Interests.

Unrelated Business Taxable Income

     Pension and profit-sharing plans, Keogh plans, individual retirement accounts and other tax-exempt Investors may realize "unrelated business taxable income" as a result of an investment in the Fund since it is anticipated that the Fund will allocate funds to Money Managers who employ leverage or margin. See [___]. Any tax-exempt Investor should consult its own tax adviser with respect to the effect of an investment in the Fund on its own tax situation.


------------------------------------------------------------------------------
                                   THE BOARD
------------------------------------------------------------------------------

     The rights and powers to manage and control the business affairs of the Fund are vested in its Board. Such powers include, without limitation, the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the directors of a registered investment company organized as a corporation.

     The Board may contribute to the capital of the Fund and hold Interests in the Fund. A majority of the Managers of the Fund are not "interested persons" (as defined in the 1940 Act) of the Fund (collectively, the "Independent Managers") and perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

         Brief biographical information regarding each Manager and executive officers is set forth below.

                                   Managers
                                   --------


                                              Number of
                         Principal            Portfolios in      Other
                         Occupation(s)        Fund Complex       Directorships
                         During Past          Overseen by        held by
Name, Address# and Age   Five Years           Manager            Manager
------------------------------------------------------------------------------
Interested Manager**:

------------------------------------------------------------------------------
Independent Managers:


------------------------------------------------------------------------------
*    Member of the Audit Committee of the Fund.
** "Interested person", as defined in the 1940 Act, of the Fund due to an affiliation with the Adviser.
# Unless otherwise noted, the address of the Fund's Managers and Officers is 350 Park Avenue, 29th Floor, New York, NY 10022.

                                   Officers+
                                                        Principal Occupation(s)
Name, Address# and Age    Position Held with the Fund   During Past Five Years
------------------------------------------------------------------------------



------------------------------------------------------------------------------
+ All Officers will serve in their offices until their respective successors are duly elected and qualified.
# Unless otherwise noted, the address of the Fund's Managers and Officers is 350 Park Avenue, 29th Floor, New York, NY 10022.


     A Manager's position will terminate if such Manager is removed, resigns or is subject to various disabling events such as death or incapacity. A Manager may resign upon 90 days' prior written notice to the other Managers, and may be removed either by vote of two-thirds of the Managers not subject to the removal vote or vote of the Investors holding not less than two-thirds of the total number of votes eligible to be cast by all Investors. In the event of any vacancy in the position of a Manager, the remaining Managers may appoint an individual to serve as a Manager, so long as immediately after such appointment at least two-thirds of the Managers then serving would have been elected by the Investors. The Board may call a meeting of Investors to fill any vacancy in the position of a Manager, and must do so within 60 days after any date on which Managers who were elected by the Investors cease to constitute a majority of the Managers then serving. If no Manager remains to manage the business of the Fund, the Adviser may manage and control the Fund, but must convene a meeting of Investors within 60 days for the purpose of either electing new Managers or dissolving the Fund.

     The Fund has an Audit Committee that consists of the disinterested Managers of the Fund. The purpose of the Audit Committee is to assist the Board (i) in its oversight of the Fund's accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Fund; (ii) in its oversight of the Fund's financial statements and the independent audit thereof; (iii) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants; and (iv) in evaluating the independence of the independent accountants. It is anticipated that the Audit Committee of the Fund will meet twice per fiscal year.

Compensation of Managers and Executive Officers;
Ownership of Securities by Managers

     Each Independent Manager of the Fund receives annual compensation from the Fund of $[___] per year. Each Manager is reimbursed by the Fund for travel expenses incurred in connection with attendance at Board meetings. The officers and interested Managers of the Fund do not receive any compensation from the Fund.

         The name, position(s) and information related to the expected compensation of each of the Independent Managers in the coming fiscal year are as follows.

                                 Pension or                      Total
                                 Retirement     Estimated     Compensation
Name and                         Benefits         Annual      from the Fund
Position(s)                      Accrued as     Benefits      and the Fund
Held With       Compensation     Part of Fund     Upon        Complex Paid
the Fund        from the Fund    Expenses       Retirement    to Managers
----------      -------------    ------------   ----------    -------------







     Set forth below are the aggregate holdings of the Fund's Managers in the Fund or in registered investment companies overseen by any Manager that is within the same family of investment companies as the Fund.



                                     Dollar Range of Equity
            Name of Manager          Securities in the Registrant
            --------------           ----------------------------
      Interested Manager:

      Independent Managers:




------------------------------------------------------------------------------
                                  THE ADVISER

------------------------------------------------------------------------------

     The Adviser selects the Money Managers and allocates the assets of the Fund among them. The Adviser evaluates regularly each Money Manager to determine whether its investment program is consistent with the Fund's investment objective and whether its investment performance is satisfactory. The Adviser may reallocate the Fund's assets among the Money Managers, terminate existing Money Managers and select additional Money Managers, subject to the condition that selection of a new Sub-Adviser requires approval of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, unless the Fund receives an exemption from certain provisions of the 1940 Act. The Adviser performs its duties subject to any policies established by the Board.

     The Adviser is a Delaware limited liability company registered as an investment adviser with the Securities and Exchange Commission under the Advisers Act. Averell H. Mortimer is the principal of the Adviser and is primarily responsible for the management of the Fund's portfolio. The Adviser also serves as the general partner of Arden Advisers, L.P., Arden Institutional Advisers, L.P., Arden Strategic Advisers, L.P., Arden Arbitrage Advisers, L.P. and Arden Investment Partners, L.P., each a Delaware private investment partnership. The Adviser also serves as the investment manager of the following funds established in various offshore jurisdictions: Alternative Asset Strategies, L.D.C., Arden Investment Partners, Ltd., Arden Pacific Partners Ltd., Arden International Capital Ltd. and Arden Endowment Advisers, Ltd.

     The following personnel of the Adviser will be primarily responsible for selecting Money Managers and allocating the Fund's asset among the Money Managers and Portfolio Funds.

Principal

     Averell H. Mortimer. Mr. Mortimer is the Managing Member of the Adviser, Arden Capital Management L.L.C., ("Arden") and is responsible for the overall investment process at Arden. Mr. Mortimer chairs Arden's Investment Committee.

     Mr. Mortimer has worked on Wall Street for over twenty years for several firms in investment banking, venture capital and investment management. Prior to forming Arden Asset Management, Inc. in October 1993, Mr. Mortimer was a Managing Director for Sanders Morris Mundy, Inc., an investment banking firm where he was responsible for various corporate finance activities, including raising public and private debt and equity financing. From 1985 to 1992, Mr. Mortimer was employed by Ladenburg, Thalmann, & Co., Inc. in the Mergers and Acquisitions Department, where he held the position of Managing Director. From 1983 to 1985, Mr. Mortimer was the Assistant to the President of the Investment Banking Division of the English Trust Company in New York. In 1982, he was the Assistant to the Chairman of the Investment Department of Oppenheimer & Company, Inc.

     Mr. Mortimer received a B.A. from the University of Colorado in 1980 and an M.B.A. from Columbia University's School of Business in 1984.

Senior Investment Professionals and Management

     Henry P. Davis. Mr. Davis is a Managing Director at Arden and a member of Arden's Investment Committee. Mr. Davis is responsible for managing the overall due diligence and portfolio monitoring programs and supervising the Research Department. Mr. Davis also participates in asset allocation and portfolio construction focusing on qualitative factors, as well as a variety of operational, strategic, structuring and legal issues of the firm.

     Prior to joining Arden, Mr. Davis was an investment adviser to several high net worth families with responsibility for investment manager analysis, selection and oversight and asset allocation decisions. Mr. Davis previously was an attorney with Davis Polk & Wardwell specializing in corporate and asset management work.

     Mr. Davis is a graduate of Yale Law School and Cornell University, where he graduated summa cum laude and was elected to Phi Beta Kappa in 1988.

     Stefan Zellmer. Stefan Zellmer is an Executive Director at Arden and a member of Arden's Investment Committee. Mr. Zellmer is involved in analyzing and selecting investment managers and portfolio construction. In addition, Mr. Zellmer has primary responsibility for evaluating the investment processes, risk controls and infrastructure systems of investment managers. Mr. Zellmer also participates in overall manager due diligence and product development efforts.

     Mr. Zellmer previously spent 6 years with Morgan Stanley, most recently as the head of Client Advisory Services in the firm's Prime Brokerage division. He advised and analyzed hedge fund managers on aspects ranging from business planning and infrastructure to marketing and capital raising.

     Mr. Zellmer received an M.B.A. from New York University's Stern School of Business where he was a Stern Scholar and a member of the Beta Gamma Sigma Honor Society, and a B.A in Management in Information Systems from the University of Hohenheim (Stuttgart, Germany).

     Clement Wong. Mr. Wong is the Chief Financial Officer at Arden Asset Management. Mr. Wong is responsible for all the financial aspects of Arden's management and operations. He is also responsible for the overall financial reporting and operations for Arden's domestic and offshore funds, as well as coordinating with independent auditors and administrators.

     Mr. Wong has over fifteen years of extensive accounting, auditing, business and tax experience, with a specialty in hedge funds, fund of funds and private equity funds. Mr. Wong previously served as Senior Audit Manager at Ernst & Young's Hedge Fund Practice, where he was responsible for several key accounts. Prior to Ernst & Young, Mr. Wong served as Senior Audit Manager at Chassin Levine Rosen & Company, where he was responsible for managing the relationship, accounting and audit process for a multi-billion dollar fund of funds company.

     Mr. Wong, a certified public accountant, has a B.S. and an M.B.A. from the State University of New York at Buffalo.

     Stephen C. Cordy. Mr. Cordy is a Managing Director at Arden and a member of Arden's Investment Committee. He is responsible for business development and client service and has additional senior responsibilities in the investment allocation and product development processes.

     Prior to joining Arden, he spent 18 years at Morgan Stanley where he was most recently Managing Director and Head of the Corporate Client Coverage Group for the U.S. and Canada for Morgan Stanley's Asset Management Division. From 1984 until 1993, Mr. Cordy was an investment banker in the Corporate Finance Group at Morgan Stanley.

     Mr. Cordy received an M.B.A. degree in Finance from the Amos Tuck School of Business at Dartmouth College in 1984 and a B.A. in Mathematics, with honors, from Dartmouth in 1977.

     The authority of the Adviser to serve or act as investment adviser, and be responsible for the day-to-day management of the Fund, and payment of the Management Fee to the Adviser, as set forth in the Investment Advisory Agreement, was initially approved by the Board, including each Independent Manager, and by vote of the Initial Investor. The Investment Advisory Agreement and the authority of the Adviser to act as investment adviser and manage the affairs of the Fund will terminate with respect to a specific Fund under the following circumstances:

     1. if revoked by (a) vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or (b) the Board, acting in accordance with the 1940 Act, in either case with 60 days' prior written notice to the Adviser;

     2. at the election of the Adviser, with 60 days' prior written notice to the Board of the Fund;

     3. if, prior to the second anniversary of the date of commencement of the operations of the Fund, the continuation of such agreements and authority shall not have been approved by (a) the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or (b) the Board and, in either case, by a majority of the Independent Managers by vote cast at a meeting called for such purpose;

     4. to the extent required by the 1940 Act, upon the occurrence of any event in connection with the Adviser, its provision of investment advisory services to the Fund, the Limited Liability Company Agreement or otherwise constituting an "assignment" within the meaning of the 1940 Act; or

     5.   if the Adviser withdraws or is removed as the adviser of the Fund.

     The Adviser also may withdraw, or be removed by the Fund, as Adviser. If the Adviser gives notice to the Fund of its intention to withdraw, it will be required to remain as an Adviser for one year, or until such earlier date as a successor Adviser is approved by the Fund, if, in the opinion of counsel to the Fund, earlier withdrawal is likely to cause the Fund to lose its partnership tax classification or as otherwise required by the 1940 Act. At the request of the Fund, the Adviser will remain as the investment adviser of the Fund for a period of six months if the Fund has terminated the authority of the Adviser to act as investment adviser and manage its affairs, unless a successor adviser to the Adviser is earlier approved by the Fund.

[Information relating to approval of Investment Advisory Agreement to be provided by amendment.]

Voting

     With respect to the Fund, each Investor of the Fund has the right to cast a number of votes based on the value of such Investor's capital account in the Fund at any meeting of Investors called by the Board or Investors holding at least a majority of the total number of votes eligible to be cast by all Investors. Investors are entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including selection of Managers, approval of the authority of the Adviser to act as investment adviser and manage the affairs of the Fund, and approval of the Fund's auditors. Except for the exercise of their voting privileges, Investors of the Fund are not entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund.

------------------------------------------------------------------------------
                             CONFLICTS OF INTEREST
------------------------------------------------------------------------------

     The Adviser, its affiliates, each of their respective directors, investors, partners, shareholders, officers, employees, agents and affiliates (hereinafter referred to as the "Affiliated Parties") may conduct any other business, including any business within the securities industry, whether or not such business is in competition with the Fund. The Adviser is presently affiliated with and may in the future form and manage other investment entities (including, without limitation, investment partnerships, investment companies, mutual funds and offshore funds) with substantially the same or different objectives as those of the Fund. It may also make investments in securities for its own account. These activities could detract from the time the Adviser allocates to the affairs of the Fund. Conflicts of interest may also arise in connection with investments in the Fund by other funds advised or managed by the Adviser. Investors in the Fund will not acquire an interest in any other investment entity with which the Adviser may be affiliated by virtue of their purchase of an Interest in the Fund.

     The Affiliated Parties may give advice or take action with respect to such other entities or accounts that differs from the advice given with respect to the Fund. To the extent a particular investment is suitable for both the Fund and other clients of the Affiliated Parties, the Adviser will seek to allocate those investments between the Fund and the other clients pro rata based on assets under management or in some other manner which the Adviser determines is fair and equitable under the circumstances to all clients, including the Fund. From the standpoint of the Fund, simultaneous identical portfolio transactions for the Fund and the other clients may tend to decrease the prices received, and increase the prices required to be paid, by the Fund for its portfolio sales and purchases. Where less than the maximum desired number of shares of a particular security to be purchased is available at a favorable price, the shares purchased will be allocated among the Fund and the other clients in an equitable manner as determined by the Adviser.

     Although the Adviser will attempt to allocate investment opportunities in a manner which is in the best interests of all the entities involved and in general will seek to allocate investment opportunities believed to be appropriate for both the Fund and other clients between the Fund and other clients on a pro rata basis in proportion to the relative net worth of each, there can be no assurance that an investment opportunity which comes to the attention of the Adviser will not be allocated to an entity other than the Fund, with the Fund being unable to participate in such investment opportunity or participating only on a limited basis. In addition, it is noted that there may be circumstances under which the Adviser will consider participation by other entities in investment opportunities in which the Adviser does not intend to invest, or intends to invest only on a limited basis, on behalf of the Fund. The Adviser evaluates for the Fund and the other entities a variety of factors which may be relevant in determining whether a particular situation or strategy is appropriate and feasible for the Fund or a particular entity at a particular time, including the nature of the investment opportunity taken in the context of the other investment or regulatory limitations on the Fund or particular entity and the transaction costs involved. Because these considerations may differ for the Fund and other entities in the context of any particular investment opportunity, investment activities of the Fund and other entities may differ considerably from time to time.

     In light of the foregoing, the Advisory Agreement specifically provides that the Adviser is only required to devote so much of its time and effort to the affairs of the Fund as may, in its judgment, be necessary to accomplish the purposes of the Fund. Further, the Advisory Agreement recognizes that the Adviser, or any other partner may conduct any other business including any business with respect to securities. Without limiting the generality of the foregoing, the Adviser, or any other partner, may act as investment adviser or investment manager for others, may manage funds or capital for others, may have, make and maintain investments in its own name or through other entities and may serve as consultant, partner or stockholder of one or more investment funds, partnerships, securities firms or advisory firms.

     The Fund intends to seek exemptive relief to invest up to [___]% of its net assets in Affiliate Funds. See [___]. If the Fund invests in Affiliated Funds, the Adviser may be deemed to have a conflict of interest with respect to such investment.

Allocation of Investment Opportunities by Money Managers

     The Money Managers may manage accounts for other clients in addition to the account of the Fund or a Portfolio Fund, and will have complete discretion as to how to allocate investment opportunities among its managed accounts. A Money Manager may cause its other managed accounts to commit a larger percentage of their assets to an investment opportunity than the Fund or a Portfolio Fund. Different accounts may have different investment objectives or liquidity needs, or be subject to different regulatory constraints or other considerations.

     The Money Managers and their principals, officers, employees and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund or a Portfolio Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees and affiliates of the Money Manager that are the same, different or made at a different time than positions taken for the Fund or a Portfolio Fund.

     Except in accordance with applicable law, no Sub-Adviser is permitted to buy securities or other property from, or sell securities or other property to, the Fund or a Portfolio Fund managed by the Sub-Adviser. Similar restrictions may not apply to Portfolio Funds that are not managed by Sub-Advisers. Future investment activities of the Money Managers and their affiliates, principals, partners, directors, officers or employees may give rise to additional conflicts of interest.

Code of Ethics

     The Fund and the Adviser have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each Code of Ethics establishes standards for personal securities transactions by associated persons and investment personnel, as defined under the Code of Ethics. All associated persons are prohibited from engaging in, or recommending, any securities transaction with respect to a Portfolio Fund and/or a Money Manager which involves any actual or potential conflict of interest, or any abuse of an associated person's position of trust and responsibility.

     Associated persons are required to report all proposed personal securities transactions that involve investing in a Portfolio Fund or with a Money Manager to a compliance officer prior to making such proposed investment. All associated persons are prohibited from investing in a
Portfolio Fund or with a Money Manager, unless a compliance officer "preclears" such a transaction.

     A copy of the Code of Ethics of the Fund can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Details on the operation of the Public Reference Room can be obtained by calling the SEC at (202) 942-8090. A copy of the Code of Ethics may also be obtained from the EDGAR Database on the SEC's website, www.sec.gov. A copy of the Code of Ethics may also be obtained, after paying a duplicating fee, by electronic request to "publicinfo@sec.gov" or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Brokerage Allocation

     Each Money Manager has complete discretion to select the broker-dealers for the execution of its portfolio investment transactions. In selecting broker-dealers, Money Managers may consider a wide range of factors, including seeking to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm.

     In selecting brokers or dealers to execute transactions, a Money Manager may not necessarily solicit competitive bids and may not have an obligation to seek the lowest available commission cost. It may not be the practice of such Money Manager to negotiate "execution only" commission rates, and thus the investment vehicle managed by such Money Manager may be deemed to be paying for research and other services provided by the broker which are included in the commission rate. Research furnished by brokers may include, but is not limited to, written information and analyses concerning specific securities, companies or sectors; market, financial and economic studies and forecasts; financial publications; statistical and pricing services, as well as discussions with research personnel, along with hardware, software, databases and other technical and telecommunication services and equipment used in the investment management process. Research services obtained by the use of commissions arising from such investment vehicle's portfolio transactions may be used by the Money Manager in its other investment activities. Money Managers may also be paying for services other than research which are included in the commission rate. These other services may include, without limitation, office space, facilities and equipment; administrative and accounting support; investment personnel; supplies and stationery; telephone lines, usage and equipment and other items which might otherwise be treated as an expense of the Money Manager. To the extent a Money Manager uses commissions to obtain items which would otherwise be an expense of the Money Manager, such use of commissions in effect constitutes additional compensation to the Money Manager. It is noted that certain of the foregoing commission arrangements are outside the parameters of Section 28(e) of the Securities Exchange Act of 1934, as amended, which permits the use of commissions or "soft dollars" to obtain "research and execution" services. Finally, it is noted that since commission rates are generally negotiable, selecting brokers on the basis of considerations which are not limited to applicable commission rates may result in higher transaction costs than would otherwise be obtainable.


------------------------------------------------------------------------------
                               FEES AND EXPENSES
------------------------------------------------------------------------------

     The Adviser provides certain management and investment services to the Fund. In consideration for the services of the Adviser, the Fund pays the Adviser a quarterly Management Fee at the annual rate of [____]% of the Fund's net assets. The Management Fee is due and payable quarterly in arrears within [__] days after the end of the relevant quarter. Net assets means the total value of all assets under management of the Fund, less all accrued debts, liabilities and obligations of the Fund, calculated before giving effect to any repurchases of Interests. The Management Fee is computed based on the net assets of the Fund as of the end of business on the last business day of each quarter. The Management Fee is charged in each fiscal period to the capital accounts of all Investors (including the Adviser and any affiliate of the Adviser to the extent that such affiliate contributes capital to the Fund as an Investor) in proportion to their capital accounts at the beginning of such fiscal period.

     Subject to the Loss Carryforward, for each fiscal year that an Investor has earned an annualized return on his Capital Account that is greater than the Hurdle Rate, an amount equal to [__%] of the Investor's net profits will be deducted from the Investor's Capital Account and reallocated to a Capital Account for the benefit of the Adviser at the end of such fiscal year (commencing March 31, 2004). A significant portion of the Incentive Allocation otherwise allocable to the Adviser may be paid to Placement Agents retained by the Fund.

     Under a loss carryforward provision (described in detail in the Limited Liability Company Agreement), no Incentive Allocation will be made with respect to a particular Investor for a fiscal year until any net loss previously allocated to the Capital Account of such Investor has been offset by subsequent net profits. If an Investor's Capital Account is reduced (as a result of a Fund repurchase of an Investor's Interest), the Investor's Loss Carryforward, if any, will be reduced on a pro rata basis.

     In the event the Fund is terminated other than at the end of a fiscal year, the Incentive Allocation is determined through such termination date. If an Investor's Capital Account is reduced (as a result of a Fund repurchase of all or a portion of an Investor's Interest) other than at the end of a fiscal year, the Incentive Allocation with respect to any such Investor is determined through such repurchase date.

     The Adviser has agreed to waive fees and/or reimburse expenses of the Fund until [___] to the extent necessary to assure that total ordinary operating expenses of the Fund do not exceed an annual rate of [__]% of the average monthly net assets of the Fund. The Adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a [______] year period following the date of such waiver or reimbursement, if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery. The Adviser may pay, out of its own resources and in its sole discretion, a portion of its proceeds from the Management Fee to certain Investors, including employees of the Adviser and its affiliates, Investors whose capital account balances exceed $[______] and other significant Investors. See [___].

     [____] (the "Custodian") serves as the custodian for the Fund's assets and is compensated for those services at an annual rate based on the Fund's average net assets subject to a minimum monthly fee.

     The Fund bears all expenses incurred in its business other than those specifically required to be borne by the Adviser. Expenses to be borne by the Fund include, but are not limited to, the following:

     o all costs and expenses directly related to portfolio transactions and positions for the Fund's account, including, but not limited to, the fees and pro rata share of the expenses of the Portfolio Funds, brokerage commissions, research expenses (including research-related travel), reasonable out of pocket expenses incurred in monitoring and evaluating Portfolio Funds and Money Managers (e.g. security background inquiries regarding existing and prospective Money Managers), interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold short but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on foreign dividends and indirect expenses from investments in investment funds;

     o all costs and expenses associated with the organization and registration of the Fund, the maintenance of office space, general operating expenses, certain offering costs and the costs of compliance with any applicable Federal or state laws;

     o all costs and expenses associated with the organization of Portfolio Funds managed by Sub-Advisers, if any, and with the selection of Money Managers, including due diligence, salary and travel-related expenses;

     o the costs and expenses of holding any meetings of any Investors that are regularly scheduled, permitted or required to be held under the terms of the Limited Liability Company Agreement, the 1940 Act or other applicable law;

     o fees, disbursements and expenses of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Fund;

     o the fees and costs of custodians and other persons providing administrative, operational, legal and compliance support services to the Fund;

     o the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund, the Adviser or the Board;

     o all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Investors;

     o all expenses of computing the Fund's net asset value, including any equipment or services obtained for the purpose of valuing the Fund's investment portfolio;

     o all charges for equipment or services used for communications between the Fund and any custodian, or other agent engaged by the Fund; and

     o such other types of expenses as may be approved from time to time by the Board, other than those required to be borne by the Adviser.

     The Adviser is reimbursed by the Fund for any of the above expenses that it pays on behalf of the Fund.

     The Fund's organization expenses and offering costs will initially be borne by the Adviser. The Fund will reimburse the Adviser for these expenditures, through monthly expense allocations to Investor's capital accounts, for a period not to exceed the first twelve months after the Closing Date. The Adviser has agreed to limit the amount of each monthly reimbursement payment by the Investors to [_____]% ([___]% on an annualized basis) of the Fund's net assets as of the end of each month during such period. If after the twelfth month following the Closing Date, all of the organization expenses and offering costs have not been reimbursed to the Adviser from the monthly expense allocations, the Adviser will bear the remaining portion of such expenditures. If the Adviser is completely reimbursed before the end of such twelve-month period, then during the remainder of the twelve-month period, newly admitted Investors, and existing Investors that subscribe for additional Interests, will be allocated a proportionate share of the amount previously reimbursed to the Adviser. The organizational and offering expenses of the Fund are estimated at $[___]. The Fund also bears certain on-going offering costs associated with any periodic offers of Interests.

     Each Money Manager bears all expenses incurred in its business, which are similar to those expenses incurred by the Fund. The Money Managers generally charge an asset-based fee to, and receive performance-based fees or allocations from, the Portfolio Funds, which effectively reduce total distributions from the Portfolio Funds to the Fund.


------------------------------------------------------------------------------
                       CAPITAL ACCOUNTS AND ALLOCATIONS
------------------------------------------------------------------------------

Capital Accounts

     The Fund maintains a separate capital account for each Investor (including the Adviser or any affiliate of the Adviser to the extent that they contribute capital to the Fund as an Investor), which has an opening balance equal to such Investor's initial contribution to the capital of the Fund. Each Investor's capital account is increased by the sum of the amount of cash and, in the sole discretion of the Adviser, the value of any securities constituting additional contributions by such Investor to the capital of the Fund, plus any amounts credited to such Investor's capital account as described below. Similarly, each Investor's capital account is reduced by the sum of the amount of any repurchase by the Fund of the Interests of such Investor, plus the amount of any distributions to such Investor which are not reinvested, plus any amounts debited against such Investor's capital account as described below. To the extent that any debit would reduce the balance of the capital account of any Investor below zero, that portion of any such debit is instead allocated to the capital account of the Adviser; any subsequent credits that would otherwise be allocable to the capital account of any such Investor is instead allocated to the capital account of the Adviser in such amounts as are necessary to offset all previous debits attributable to such Investor.

     Capital accounts of Investors are adjusted as of the close of business on the last day of each fiscal period. Fiscal periods begin on the day after the last day of the preceding fiscal period and end at the close of business on
(1) the last day of the fiscal year of the Fund, (2) the day preceding the date as of which a contribution to the capital of the Fund is made, (3) the day as of which the Fund repurchases any Interest of any Investor, or (4) the day as of which any amount is credited to or debited from the capital account of any Investors other than an amount to be credited to or debited from the capital accounts of all Investor in accordance with their respective fund percentages. The Fund percentage is determined for each Investor as of the start of each fiscal period by dividing the balance of such Investor's capital account as of the commencement of such period by the sum of the balances of all capital accounts of all Investors as of such date.

     The Special Advisory Account is a capital account in the Fund that is maintained solely for the purpose of receiving the Incentive Allocation and no other allocations of profits, losses or other items are made to or from such account.

Allocation of Net Profits and Net Losses

     Net profits or net losses of the Fund for each fiscal period are allocated among and credited to or debited against the capital accounts of all Investors of the Fund as of the last day of each fiscal period in accordance with Investors' respective fund percentages for such fiscal period. Net profits or net losses are measured as the net change in the value of the net assets of the Fund, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses during a fiscal period, before giving effect to any repurchases by the Fund of Interests.

     Allocations for Federal income tax purposes generally are made among the Investors so as to reflect equitably amounts credited or debited to each Investor's capital account for the current and prior fiscal years.

Allocation of Withholding Taxes

     Withholding taxes or other tax obligations incurred by the Fund which are attributable to any Investor are debited against the capital account of such Investor as of the close of the fiscal period during which the Fund in question paid such obligation, and any amounts then or thereafter distributable to such Investor are reduced by the amount of such taxes. If the amount of such taxes is greater than any such distributable amounts, then the Investor is required to pay to the Fund as a contribution to the capital of the Fund, upon demand of the Fund, the amount of such excess.

Net Asset Valuation

     The net asset value of the Fund and of the Interests are determined by or at the direction of the Board as of the close of business at the end of any fiscal period in accordance with U.S. generally accepted accounting principles and the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board. The net asset value of the Fund equals the value of the assets of the Fund, less all of its liabilities, including accrued fees and expenses. The net asset value per Interest of the Fund equals the net asset value of the Fund divided by the number of outstanding Interests.

     The Fund values interests in Portfolio Funds not managed by the Sub-Advisers at fair value in accordance with procedures approved by the Board. Fair value of interests of Portfolio Funds ordinarily will be the value determined by the Money Manager for each Portfolio Fund in accordance with the policies established by the relevant Portfolio Fund. The Fund will rely upon audited and unaudited reports and other information prepared by the Portfolio Funds.

     In accordance with the Fund's valuation procedures, in any instance in which the Adviser or the Board has reason to believe that the current valuation of an interest in a Portfolio Fund does not represent the fair value of such interest, the Adviser will promptly provide the Board with its proposed valuation for that interest, on the basis of all relevant information available at the time, including independent appraisals if readily obtainable. The Adviser will take steps to ascertain the fair value of an interest in a Portfolio Fund by, among other things, making appropriate inquiries of the Money Managers, seeking an independent appraisal of the Portfolio Fund or its holdings (to the extent feasible) and/or applying a discount or premium based on the Adviser's professional opinion of market and other events and the Adviser's current knowledge of the Portfolio Fund's current holdings.

     Valuations provided to the Fund by a Money Manager may be based upon estimated or unaudited reports, and may be subject to later adjustment or revision by the Money Manager. Any such adjustment or revision will either increase or decrease the net asset value of the Fund at the time that the Fund is provided with information regarding the adjustment. The Fund does not expect to restate its previous net asset values per Interest to reflect an adjustment or revision by a Portfolio Fund. Accordingly, an Investor may have Interests repurchased at a net asset value per Interest that is higher than a subsequently adjusted amount. Similarly, any increases in the net asset value per Interest of the Fund resulting from a subsequent adjusted valuation will be entirely for the benefit of the outstanding Interests of the Fund and to the detriment of Investors who had Interests of the Fund repurchased at a net asset value per Interest lower than the adjusted amount. The same principles apply to the purchase of Interests, and new Investors may be affected in a similar way. Although the Adviser and the Board review the valuations provided by Money Managers, the Adviser and the Board will not be able to confirm the accuracy of valuations provided by Money Managers.

     To the extent Sub-Advisers are engaged to manage the assets of the Fund, the Fund will generally value the portfolio securities held by the Portfolio Funds managed by the Sub-Advisers as described below:

     Domestic exchange traded securities and securities included in the Nasdaq National Market System are valued at their last composite sale prices as reported on the exchanges where such securities are traded. If no sales of such securities are reported on a particular day, the securities are valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by such exchanges. Securities traded on a foreign securities exchange are valued at their last sale prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices, in the case of securities held long, or ask prices, in the case of securities held short, as reported by such exchange. Other securities for which market quotations are readily available are valued at their bid prices, or ask prices in the case of securities held short, as obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith by, or under the supervision of, the Board.

     Debt securities are valued in accordance with the procedures described above, which with respect to such securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading Interests. The Board monitors periodically the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, are valued at amortized cost, so long as such valuation is determined by the Board to represent fair value.

     All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time determination of such values or exchange rates is made and the time the net asset value of the Fund is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith by, or under the supervision of, the Board.

     Prospective Investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Fund's net assets if the judgments of the Board or Money Managers regarding appropriate valuations should prove incorrect. Also, Money Managers may only provide determinations of the net asset value of Portfolio Funds on a weekly or monthly basis, in which event it may not be possible to determine the net asset value of the Fund more frequently.

------------------------------------------------------------------------------
                          SUBSCRIPTION FOR INTERESTS
------------------------------------------------------------------------------

Subscription Terms

     Both initial and additional subscriptions for Interests in the Fund may be accepted from eligible Investors (as described below) at such times as the Board may determine on the terms set forth below. Subscriptions for Interests may be submitted to the Board. The Fund may, in the discretion of the Board, suspend the offering of Interests at any time or permit subscriptions on a more frequent basis. The Fund reserves the right to reject any subscription, in whole or in part, for Interests. As part of a continuous offering after the initial closing, initial subscriptions and additional closings will generally occur monthly.

     Each Interest represents a capital commitment of $[__] at the initial closing. After the initial closing, Interests will be offered at their net asset value per Interest. Generally, the minimum initial investment is $5 million in the aggregate for the Fund. The minimum additional capital contribution is $[___] in aggregate for the Fund, subject to meeting the $[___] minimum in any particular Fund for each Investor. The Fund may vary the investment minimums from time to time and the Adviser reserves the right to waive the minimum investment at any time.

     The initial closing date for subscriptions of Interests of the Fund is expected to be on or about [__________], 2003. The maximum size of the Fund is not limited.

     Except as otherwise permitted by the Fund, initial and any additional contributions to the capital of the Fund by any Investor will be payable in cash, and all contributions must be transmitted directly to the Fund by such time and in such manner as is specified in the subscription documents of the Fund. Initial and additional contributions to the capital of the Fund will be payable in one installment and will be due prior to the proposed acceptance of the contribution. During the continuous offering after the initial closing, all initial and additional contributions to the Fund must be received and cleared prior to the subscription date, generally the first business day of the following month. In order to subscribe, Investors must have the requisite amount of funds available in their accounts with the Adviser on the last business day of the month. If an Investor's funds are not so available, the Investor's subscription for Interests will not be accepted for the current subscription date.

     Each new Investor will be obligated to agree to be bound by all of the terms of the Limited Liability Company Agreement. Each potential Investor also will be obligated to represent and warrant in an Agreement for Admission, among other things, that such Investor is purchasing Interests for its own account, and not with a view to the distribution, assignment, transfer or other disposition of such Interests.

Eligible Investors

     Each prospective Investor will be required to certify that the Interests subscribed for are being acquired directly or indirectly for the account of an "accredited investor" as defined in Regulation D under the Securities Act. Each Investor (and certain of the owners of equity in such investor, in certain instances) must also demonstrate that it, at the time of subscription, meets the definition of Rule 205-3 under the Advisers Act. Existing Investors who subscribe for additional Interests and transferees of Interests may be required to represent that they meet the foregoing eligibility criteria at the time of the additional subscription. The Fund does not accept subscriptions from or for the benefit of charitable remainder trusts. The Investor qualifications will be set forth in an Agreement for Admission to be provided to prospective Investors, which must be completed by each prospective Investor.

Subscription Procedure

     Prospective   Investors  may  subscribe  for  Interests  by   completing,
executing and delivering to the Fund, the following:

     1. The Agreement for Admission, by which the prospective Investor subscribes to purchase Interests;

     2. The Investor signature page (in the form contained in the Subscription Booklet) by which the prospective Investor will execute and agree to be bound by the terms of the Limited Liability Company Agreement; and

     3.   Payment of the subscription amount to the Fund.

     In order to comply with United States and international laws aimed at the prevention of money laundering and terrorist financing, each prospective Investor that is an individual will be required to represent in the Agreement for Admission that, among other things, he is not, nor is any person or entity controlling, controlled by or under common control with the prospective Investor, a "Prohibited Person" as defined in the Agreement for Admission (generally, a person involved in money laundering or terrorist activities, including those persons or entities that are included on any relevant lists maintained by the U.S. Treasury Department's Office of Foreign Assets Control, any senior foreign political figures, their immediate family Investors and close associates, and any foreign shell bank). Further, each prospective Investor which is an entity will be required to represent in the Agreement for Admission that, among other things (i) it has carried out thorough due diligence to establish the identities of its beneficial owners, (ii) it reasonably believes that no beneficial owner is a "Prohibited Person", (iii) it holds the evidence of such identities and status and will maintain such information for at least five years from the date of its complete withdrawal from the Fund, and (iv) it will make available such information and any additional information that the Fund may request as may be required under applicable regulations.

     No initial subscription for Interests will be accepted by the Board until a validly executed Agreement for Admission is on file with the Fund and the Fund is in receipt of cleared funds. The Board reserves the right to reject any subscription, in whole or in part, in its sole discretion. Funds not received and cleared prior to the subscription date cannot be invested until the following subscription date.

Placement Fees

     The Fund will be sold by officers of the Fund. However, the Fund or the Adviser may retain Placement Agents to assist in the placement of Interests. The Placement Agents will generally be entitled to receive a placement fee from each Investor purchasing Interests through them. The specific amount of the placement fee will depend upon the size of the investment, according to the following chart:

            Investment                   Fee
            ----------                   ---
            $0-$[___]                    [__]%
            $[___] to $[___]             [__]%
            $[___] to $[___]             [__]%


     The placement fee will be added to a prospective Investor's subscription amount and will not constitute a capital contribution to the Fund nor part of the assets of the Fund. The placement fee may be adjusted or waived solely at the discretion of the Placement Agent in consultation with the Adviser, and is expected to be waived for investment vehicles whose investment objectives and restrictions require that they invest exclusively or primarily through the Fund.

------------------------------------------------------------------------------
                    REPURCHASES AND TRANSFERS OF INTERESTS
------------------------------------------------------------------------------

No Right of Redemption

     No Investor or other person holding Interests has the right to require the Fund to redeem an Interest. No public market exists for the Interests, and none is expected to develop. Consequently, Investors may not be able to liquidate their investment other than as a result of repurchases of Interests by the Fund, as described below.

Repurchases of Interests

     The Board, from time to time and in its complete and exclusive discretion, may determine to cause the Fund to repurchase Interests from Investors, including the Adviser, pursuant to written tenders by Investors on such terms and conditions as the Board may determine. Each such repurchase offer will generally apply to [__] to [__]% of the net assets of the Fund. In determining whether the Fund should repurchase Interests from Investors pursuant to written tenders, the Board will consider the recommendation of the Adviser. The Adviser expects that it generally will recommend to the Board that the Fund offer to repurchase Interests from Investors two times each year, in [__] and [___]. The Board of the Fund also will consider the following factors, among others, in making such determination:

     o whether any Investors have requested to tender Interests to the Fund;

     o    the liquidity of the Fund's assets;

     o    the investment plans and working capital requirements of the Fund;

     o the relative economies of scale with respect to the size of the Fund;

     o    the history of the Fund in repurchasing Interests;

     o    the condition of the securities markets; and

     o the anticipated tax consequences of any proposed repurchases of Interests.

     The Board will determine that the Fund will repurchase Interests from Investors pursuant to written tenders only on terms it determines to be fair to the Fund and to all Investors or persons holding Interests acquired from Investors. When the Board determines that the Fund will repurchase Interests, notice will be provided to each Investor describing the terms of the offer, and containing information Investors should consider in deciding whether and how to participate in such repurchase opportunity. It is expected that such notice will be provided to Investors of the Fund not less than 60 days prior to the date of such repurchase, and that Investors wishing to accept such offer will be required to accept such offer not less than 45 days prior to the date of such repurchase (although it may be more).

     The Limited Liability Company Agreement provides that the Fund shall be dissolved if the Interests of any Investor that has submitted a written request to tender all of the Interests held by such Investor for repurchase by the Fund has not been repurchased within a period of two years of such request.

     Repurchases of Interests from Investors by the Fund may be made, in the discretion of the Board, in part or in whole for cash or for securities of equivalent value, and will be effective after receipt by the Fund of all eligible written tenders of Interests from Investors. The amount due to any Investor whose Interests are repurchased will be equal to the value of the Investor's capital account or portion thereof based on the net asset value of the Fund's assets as of the effective date of repurchase, after giving effect to all allocations to be made to the Investor's capital account as of such date. Payment of the purchase price pursuant to a tender of Interests will consist of, first, cash and/or securities traded on an established securities exchange, valued at net asset value in accordance with the Limited Liability Company Agreement and distributed to tendering Investors on a pro rata basis, in an aggregate amount equal to at least 90% of the estimated unaudited net asset value of the Interests tendered, determined as of the effective date of the repurchase. Payment of such amount will be made promptly after the effective date of the repurchase (the "cash payment"). Generally, payment pursuant to such a tender also will consist of a promissory note that bears no interest, is not transferable and entitles the holder thereof to a contingent payment equal to the difference of (a) the net asset value of the Interests tendered over (b) the cash payment. The promissory note will be delivered to the tendering Investor promptly after the expiration date, will be payable in cash, and will generally be payable within 30 days after the effective date of the repurchase (but in no event shall such note be payable later than immediately following the conclusion of the Fund's annual audit).

     The repurchase of Interests by the Fund is subject to regulatory requirements imposed by the SEC. The Fund believes that the repurchase procedures described above comply with such requirements; however, in the event that modification of these procedures is required, the Board will adopt revised repurchase procedures as necessary in order to ensure the Fund's compliance with applicable regulations.

     The Fund does not impose any charges on a repurchase of Interests, although it may allocate to tendering Investors withdrawal or similar charges imposed by Portfolio Funds that are not advised by a Sub-Adviser if the Board determined to withdraw from the Portfolio Fund as a result of a tender and such a charge was imposed on the Fund.

     The Fund intends to maintain daily a segregated account containing permissible liquid assets in an amount equal to the aggregate amount of the notes payable to former Investors. Payment for repurchased Interests may require the Fund to liquidate portfolio holdings earlier than the Board otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover. The Board intends to take measures to attempt to avoid or minimize such potential losses and turnover.

     The Fund may repurchase Interests from an Investor or any person acquiring Interests from or through an Investor if:

     o such Interests have been transferred or such Interests have vested in any person by operation of law as the result of the death, divorce, dissolution, bankruptcy, insolvency or incompetency of an Investor;

     o ownership of such Interests by an Investor or other person will cause the Fund to be in violation of, or require registration of any Interest under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

     o continued ownership of such Interests may be harmful or injurious to the business or reputation of the Fund, the Managers or the Adviser, or may subject the Fund or any Investors to an undue risk of adverse tax or other fiscal consequences;

     o any of the representations and warranties made by an Investor in connection with the acquisition of Interests was not true when made or has ceased to be true; or

     o it would be in the best interests of the Fund to repurchase such Interest.

     In the event that the Adviser or an affiliate of the Adviser holds an Interest or portion of an Interest in the capacity of an Investor, the Interest or a portion of it may be tendered for repurchase in connection with any repurchase offer made by the Fund.

Transfers of Interests

     No person may become a substituted Investor without the written consent of the Board, which consent may be withheld for any reason in the Board's sole and absolute discretion. Interests may be transferred only (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency, dissolution, or incompetency of an Investor or (ii) with the written consent of the Board, which may be withheld in its sole and absolute discretion and is expected to be granted, if at all, only under extenuating circumstances, in connection with a transfer to a family trust or other entity that does not result in a change of beneficial ownership. Notice to the Board of any proposed transfer must include evidence satisfactory to the Board that the proposed transfer is exempt from registration under the Securities Act, that the proposed transferee meets any requirements imposed by the Fund with respect to investor eligibility and suitability. Each prospective Investor will be required to certify as to its status as an "accredited investor" as defined in Regulation D under the Securities Act, and such investor (and certain of the owners of equity in such investor, in certain instances) must also demonstrate that it, at the time of subscription meets the requirements of Rule 205-3 under the Advisers Act. In addition to the foregoing, no Investor will be permitted to transfer any Interests unless after such transfer the balance of the capital account of the transferee, and any Investor transferring less than its entire number of Interests, is at least equal to the amount of the Investor's initial capital contribution.

     Any transferee meeting the eligibility requirements that acquires Interests of the Fund by operation of law as the result of the death, divorce, dissolution, bankruptcy, insolvency, dissolution, or incompetence of an Investor or otherwise, will be entitled to the allocations and distributions allocable to the Interests so acquired and to transfer such Interests in accordance with the terms of the Limited Liability Company Agreement, but will not be entitled to the other rights of an Investor unless and until such transferee becomes a substituted Investor as provided in the Limited Liability Company Agreement. If an Investor transfers Interests with the approval of the Board, under the policies established, the Board will promptly take all necessary actions to admit such transferee or successor to the Fund as an Investor. Each Investor and transferee is required to pay all expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with such transfer. If such a transferee does not meet the investor eligibility requirements, the Fund reserves the right to redeem its Interests.

     By subscribing for Interests of the Fund, each Investor has agreed to indemnify and hold harmless the Fund, its Board, the Adviser, each other Investor of the Fund and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by such Investor in violation of these provisions or any misrepresentation made by such Investor in connection with any such transfer.

     The Adviser may not transfer its interest as an Adviser, except to a person who has agreed to be bound by all of the terms of the Limited Liability Company Agreement and pursuant to applicable law.

------------------------------------------------------------------------------
                                  TAX ASPECTS
------------------------------------------------------------------------------

     The following is a summary of certain aspects of the income taxation of the Fund and its Investors that should be considered by a prospective Investor. The Fund has not sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state or local agency with respect to any of the tax issues affecting the Fund, nor has it obtained an opinion of counsel with respect to any Federal tax issues. This summary of certain aspects of the Federal income tax treatment of the Fund is based upon the Internal Revenue Code of 1986, as amended (the "Code"), judicial decisions, Treasury Regulations (the "Regulations") and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code that could change certain of the tax consequences of an investment in the Fund. This summary also does not discuss all of the tax consequences that may be relevant to a particular Investor or to certain Investors subject to special treatment under the Federal income tax laws.

     EACH PROSPECTIVE INVESTOR SHOULD CONSULT WITH ITS OWN TAX ADVISER IN ORDER FULLY TO UNDERSTAND THE FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND.

     In addition to the particular matters set forth in this section, prospective Investors should review carefully those sections of this Private Placement Memorandum regarding liquidity and other financial matters to ascertain whether the investment objective of the Fund is consistent with its overall investment plans.

Classification of the Fund

     The Fund will be treated as a partnership for Federal income tax purposes and not as an association taxable as a corporation. Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal income tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof). Interests in the Fund will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships (the "Section 7704 Regulations") provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market (or the substantial equivalent thereof). The Fund may not be eligible for any of those safe harbors.

     The Section 7704 Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market (or the substantial equivalent thereof). Rather, in this event the partnership's status is examined under a general facts and circumstances test set forth in the Section 7704 Regulations. Counsel to the Fund has advised the Fund that, under this "facts and circumstances" test, and based upon the anticipated operations of the Fund as well as the legislative history to Section 7704, the text of the Section 7704 Regulations and certain representations of the Board, the Interests in the Fund will not be readily tradable on a secondary market (or the substantial equivalent thereof) and, therefore, that the Fund will not be treated as a publicly traded partnership taxable as a corporation.

     If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes (as a result of changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise), the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund; distributions of such income, other than in certain redemptions of Interests, would be treated as dividend income when received by the Investors to the extent of the current or accumulated earnings and profits of the Fund; and Investors would not be entitled to report profits or losses realized by the Fund.

     As a partnership, the Fund is not itself subject to Federal income tax. The Fund files an annual partnership information return with the Service that reports the results of operations. Each Investor is required to report separately on its income tax return its distributive share of the Fund's net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss. To the extent discussed under the heading "Unrelated Business Taxable Income," each Investor is taxed on its distributive share of the Fund's taxable income and gain regardless of whether it has received or will receive a distribution from the Fund.

Foreign Taxes

     It is possible that certain dividends and interest received from sources within foreign countries will be subject to withholding taxes imposed by such countries. In addition, some foreign countries may impose capital gains taxes on certain securities transactions involving foreign issuers. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.

     Unrelated Business Taxable Income. Generally, an exempt organization is exempt from Federal income tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership in which it is a partner. This type of income is exempt even if it is realized from securities trading activity which constitutes a trade or business.

     This general exemption from tax does not apply to the "unrelated business taxable income" ("UBTI") of an exempt organization. Generally, except as noted above with respect to certain categories of exempt trading activity, UBTI includes income or gain derived (either directly or through partnerships) from a trade or business, the conduct of which is substantially unrelated to the exercise or performance of the organization's exempt purpose or function. UBTI also includes "unrelated debt-financed income," which generally consists of
(i) income derived by an exempt organization (directly or through a partnership) from income-producing property with respect to which there is "acquisition indebtedness" at any time during the taxable year, and (ii) gains derived by an exempt organization (directly or through a partnership) from the disposition of property with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of such disposition. With respect to its investments in partnerships engaged in a trade or business (other than securities trading), the Fund's income (or loss) from these investments may constitute UBTI.

     The Fund may, directly or indirectly through Portfolio Funds, incur "acquisition indebtedness" with respect to certain of its transactions, such as the purchase of securities on margin. The calculation of the Fund's "unrelated debt-financed income" is complex and will depend in large part on the amount of leverage, if any, used by the Fund and the Portfolio Funds from time to time.(1) Accordingly, it is impossible to predict what percentage of the Fund's income and gains will be treated as UBTI. An exempt organization's share of the income or gains of the Fund which is treated as UBTI may not be offset by losses of the exempt organization either from the Fund or otherwise, unless such losses are treated as attributable to an unrelated trade or business (e.g., losses from securities for which there is acquisition indebtedness). In a private ruling, the Service has taken the position that a portion of the gain realized from the sale of a partnership interest by an exempt organization is "debt-financed income" when the partnership uses borrowed funds to purchase property even though the exempt organization did not use borrowed funds to purchase its partnership interest.

--------------------
1 The calculation of a particular exempt organization's UBTI would also be affected if it incurs indebtedness to finance its investment in the Fund. An exempt organization is required to make estimated tax payments with respect to its UBTI.

     To the extent that the Fund generates UBTI, the applicable Federal tax rate for such an Investor generally would be either the corporate or trust tax rate depending upon the nature of the particular exempt organization. An exempt organization may be required to support, to the satisfaction of the Service, the method used to calculate its UBTI. The Fund will be required to report to an Investor which is an exempt organization information as to the portion, if any, of its income and gains from the Fund for each year which will be treated as UBTI. The calculation of such amount with respect to transactions entered into by the Fund is highly complex, and there is no assurance that the Service will accept the Fund's calculation of UBTI.

     In general, if UBTI is allocated to an exempt organization such as a qualified retirement plan or a private foundation, the portion of the Fund's income and gains which is not treated as UBTI will continue to be exempt from tax, as will the organization's income and gains from other investments which are not treated as UBTI. Therefore, the possibility of realizing UBTI from its investment in the Fund generally should not affect the tax-exempt status of such an exempt organization.(2) However, a charitable remainder trust will not be exempt from Federal income tax under Section 664(c) of the Code for any year in which it has UBTI. A title-holding company will not be exempt from tax if it has certain types of UBTI. Moreover, the charitable contribution deduction for a trust under Section 642(c) of the Code may be limited for any year in which the trust has UBTI. A prospective investor should consult its tax adviser with respect to the tax consequences of receiving UBTI from the Fund. (See [___].)

--------------------
2 Certain exempt organizations which realize UBTI in a taxable year will not constitute "qualified organizations" for purposes of Section
     514(c)(9)(B)(vi)(I) of the Code, pursuant to which, in limited circumstances, income from certain real estate partnerships in which such organizations invest might be treated as exempt from UBTI. A prospective tax-exempt Investor should consult its tax adviser in this regard.


     Private Foundations. Private foundations and their managers are subject to excise taxes if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes." This rule requires a foundation manager, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors which a foundation manager may take into account in assessing an investment include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the foundation's portfolio.

     In order to avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its "distributable amount," which includes, among other things, the private foundation's "minimum investment return," defined as 5% of the excess of the fair market value of its non-functionally related assets (assets not used or held for use in carrying out the foundation's exempt purposes), over certain indebtedness incurred by the foundation in connection with such assets. It appears that a foundation's investment in the Fund would most probably be classified as a non-functionally related asset. A determination that an interest in the Fund is a non-functionally related asset could conceivably cause cash flow problems for a prospective Investor that is a private foundation. Such an organization could be required to make distributions in an amount determined by reference to unrealized appreciation in the value of its interest in the Fund. Of course, this factor would create less of a problem to the extent that the value of the investment in the Fund is not significant in relation to the value of other assets held by a foundation.

     With certain exceptions, private foundations are subject to a 2% Federal excise tax on their "net investment income." The rate of the excise tax for any taxable year may be reduced to 1% if the private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax.

     In some instances, the "excess business holdings" provisions of the Code may prohibit an investment in the Fund by a private foundation. For example, if a private foundation (either directly or together with a "disqualified person") acquires more than 20% of the capital interest or profits interest of the Fund, the private foundation may be considered to have "excess business holdings." If this occurs, such foundation may be required to divest itself of its interest in the Fund in order to avoid the imposition of an excise tax. However, the excise tax will not apply if at least 95% of the gross income from the Fund is "passive" within the applicable provisions of the Code and Regulations. Although there can be no assurance, the Board believes that the Fund will meet such 95% gross income test.

     A substantial percentage of investments of certain "private operating foundations" may be restricted to assets directly devoted to their tax-exempt purposes. Otherwise, generally, rules similar to those discussed above govern their operations.

     Qualified Retirement Plans. Employee benefit plans subject to the provisions of ERISA, Individual Retirement Accounts and Keogh Plans should consult their counsel as to the implications of such an investment under ERISA. See [__].

State and Local Taxation

     In addition to the Federal income tax consequences described above, prospective Investors should consider potential state and local tax consequences of an investment in the Fund. State and local tax laws differ in the treatment of limited liability companies such as the Fund. A few jurisdictions may impose entity level taxes on a limited liability company if it is found to have sufficient contact with that jurisdiction. Such taxes are frequently based on the income and capital of the entity that is allocated to the jurisdiction. Although there can be no assurance, except as noted below, the Fund intends to conduct its activities so that it will not be subject to entity level taxation by any state or local jurisdiction.

     A partnership in which the Fund acquires (directly or indirectly) an interest may conduct business in a jurisdiction that will subject to tax an Investor's share of the partnership's income from that business. Prospective Investors should consult their tax advisers with respect to the availability of a credit for such tax in the jurisdiction in which that Investor is a resident.

------------------------------------------------------------------------------
                             ERISA CONSIDERATIONS
------------------------------------------------------------------------------

     Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to ERISA (an "ERISA Plan"), and persons who are fiduciaries with respect to an IRA or Keogh plan, which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the Code (together with ERISA Plans, "Benefit Plans") should consider, among other things, the matters described below before determining whether to invest in the Fund.

     ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, an examination of the risk and return factors, the portfolio's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see [____]) and the projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches the fiduciary's responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held liable for losses incurred by the ERISA Plan as a result of such breach.

     Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund are not considered to be "plan assets" of the ERISA Plans investing in the Fund for purposes of ERISA's (or the Code's) fiduciary responsibility and prohibited transaction rules. Thus, the Adviser is not a fiduciary within the meaning of ERISA by reason of its authority with respect to the Fund.

     The Board will require a Benefit Plan which proposes to invest in the Fund to represent that it, and any fiduciaries responsible for such Plan's investments, are aware of and understand the Fund's investment objectives, policies and strategies, and that the decision to invest plan assets in the Fund was made by the fiduciaries of the Benefit Plan with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

     Certain prospective Benefit Plan Investors may currently maintain relationships with the Adviser or other entities that are affiliated with the Adviser. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any Benefit Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of ERISA and Benefit Plan assets for the benefit of a party in interest and also prohibits (or penalizes) an ERISA or Benefit Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA and Benefit Plan Investors should consult with counsel to determine if participation in the Fund is a transaction prohibited by ERISA or the Code. Fiduciaries of ERISA or Benefit Plan Investors will be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Fund.

     The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this Private Placement Memorandum is general and may be affected by future publication of regulations and rulings. Potential Benefit Plan Investors should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Interests.

------------------------------------------------------------------------------
                SUMMARY OF LIMITED LIABILITY COMPANY AGREEMENT
------------------------------------------------------------------------------

     The following is a summary description of additional items and of select provisions of the Limited Liability Company Agreement that are not described elsewhere in this Private Placement Memorandum. The description of such items and provisions is not definitive and reference should be made to the complete text of the Form of Limited Liability Company Agreement contained in Appendix A.

Liability of Investors

     Pursuant to applicable Delaware law, Investors generally are not personally liable for obligations of the Fund unless, in addition to the exercise of their rights and powers as Investors, they participate in the control of the business of the Fund. Any such Investor would be liable only to persons who transact business with the Fund reasonably believing, based on such Investor's conduct, that the Investor is a managing Investor. Under the terms of the Limited Liability Company Agreement, the Investors do not have the right to take part in the control of the Fund, but they may exercise the right to vote on matters requiring approval under the 1940 Act and on certain other matters. Although such right to vote should not constitute taking part in the control of the Fund's business under applicable Delaware law, there is no specific statutory or other authority for the existence or exercise of some or all of these powers in some other jurisdictions. To the extent that the Fund is subject to the jurisdiction of courts in jurisdictions other than the State of Delaware, it is possible that these courts may not apply Delaware law to the question of the limited liability of the Investors.

     Under Delaware law and the Limited Liability Company Agreement, each Investor may be liable up to the amount of any contributions to the capital of the Fund (plus any accretions in value thereto prior to withdrawal) and an Investor may be obligated to make certain other payments provided for in the Limited Liability Company Agreement and to return to the Fund amounts wrongfully distributed to him.

Duty of Care of the Adviser

     The Fund's Investment Advisory Agreement provides that the Adviser shall not be liable to the Fund or any of the Investors for any loss or damage occasioned by any act or omission in the performance of the Adviser's services as Adviser in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Adviser's office. The Fund's Investment Advisory Agreement also contains provisions for the indemnification, to the extent permitted by law, of the Adviser by the Fund, but not by the Investors individually, against any liability and expense to which the Adviser may be liable as Adviser which arise in connection with the performance of its activities on behalf of the Fund. The Adviser will not be personally liable to any Investor for the repayment of any positive balance in such Investor's capital account or for contributions by such Investor to the capital of the Fund or by reason of any change in the Federal or state income tax laws applicable to the Fund or its Investors. The rights of indemnification and exculpation provided under the Fund's Investment Advisory Agreement do not provide for indemnification of the Adviser for any liability, including liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.

Amendment of the Limited Liability Company Agreement

     The Limited Liability Company Agreement may be amended with the approval of (i) the Board, including a majority of the Independent Managers, if required by the 1940 Act, or (ii) a majority, as defined in the 1940 Act, of the outstanding voting securities of the Fund. Certain amendments involving capital accounts and allocations thereto may not be made without the consent of any Investors adversely affected thereby or unless each Investor has received written notice of such amendment and any Investor objecting to such amendment has been allowed a reasonable opportunity to tender all of his or her Interests for repurchase by the Fund. However, the Board may at any time, without the consent of the Investors of the Fund, amend the Limited Liability Company Agreement to (i) restate the Limited Liability Company Agreement, (ii) effect compliance with any applicable law or regulation, or (iii) make such changes as may be necessary to assure the Fund's continuing eligibility to be classified for U.S. Federal income tax purposes as a partnership which is not treated as a corporation under Section 7704(a) of the Code.

Power of Attorney

     By subscribing for an Interest, each Investor will appoint each of the Managers and the Adviser its attorney-in-fact for purposes of filing required certificates and documents relating to the formation and continuance of the Fund as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Fund or the relevant Limited Liability Company Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Fund.

     The power-of-attorney granted in the Limited Liability Company Agreement is a special power-of-attorney coupled with an interest in favor of each of the Managers and the Adviser and as such is irrevocable and continues in effect until all of such Investor's Interests have been withdrawn pursuant to a periodic repurchase or transferred to one or more transferees that have been approved by the Board for admission to the Fund as substitute Investors.

Term, Dissolution and Liquidation

     The Fund will be dissolved:

     o upon the affirmative vote to dissolve the Fund by both (1) the Board and (2) Investors holding at least two-thirds of the total number of votes eligible to be cast by all Investors;

     o upon the expiration of any two year period that commences on the date on which any Investor has submitted, in accordance with the procedure specified in the Limited Liability Company Agreement, a written notice to the Fund requesting the repurchase of all its Interests by the Fund (which notice has not been subsequently withdrawn by such Investor), if such Interests have not been repurchased by the Fund within such period;

     o upon the failure of Investors to elect successor Managers at a meeting called by the Adviser when no Manager remains; or

     o    as required by operation of law.

     Upon the occurrence of any event of dissolution with respect to the Fund, the Board, or a liquidator, if the Board is unable to perform this function, is charged with winding up the affairs of the Fund and liquidating its assets. Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the section titled "Capital Accounts and Allocations--Allocation of Net Profits and Net Losses."

     Upon the dissolution of the Fund, its assets are to be distributed (1) first to satisfy the debts, liabilities and obligations of the Fund, other than debts to Investors, including actual or anticipated liquidation expenses,
(2) next to satisfy debts owing to the Investors, (3) next, to the Adviser as "Special Advisory Member" to the extent of any balance in the Special Advisory Account after giving effect to any Incentive Allocation to be made as of the date of dissolution of the Fund, and (4) finally to the Investors proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in-kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the interests of the Investors in facilitating an orderly liquidation.

Reports to Investors

     The Fund will furnish to its Investors as soon as practicable after the end of each taxable year such information as is necessary for such Investors to complete Federal and state income tax or information returns, along with any other tax information required by law. The Fund will send to its Investors a semi-annual unaudited report and an audited annual report, in each case prepared in accordance with U.S. generally accepted accounting principles, within 60 days after the close of the period for which it is being made, or as otherwise required by the 1940 Act. Quarterly reports from the Fund regarding the Fund's operations during such period also will be sent to Investors.

     The Fund files semi-annual reports containing unaudited financial statements and annual reports containing audited financial statements within sixty (60) days of the end of its second fiscal quarter and fiscal year, respectively, with the SEC.

Fiscal Year and Tax Year

     The Fund's fiscal year ends on [March 31]; the tax year for the Fund ends on December 31.

Accountants and Legal Counsel

     [Name, address], serves as the independent public accountants of the Fund.

     Seward & Kissel LLP, One Battery Park Plaza, New York, New York 10004, acts as counsel to the Fund in connection with the offering of Interests. Seward & Kissel LLP also acts as counsel to the Adviser and its affiliates.

Administrator

     The Fund has retained [___] to serve as the administrator of the Fund. In connection therewith, [___] provides certain accounting and administrative services, including, but not limited to: [(i) obtaining performance information from Money Managers; (ii) preparing monthly Capital Account balances with respect to each Investor; (iii) calculating the Management Fees;
(iv) preparing monthly balance sheets and income statements for the Fund; (v) maintaining accounting books and records for the Fund; (vi) maintaining subscription and repurchase information with respect to the investments of the Fund in Portfolio Funds; (vii) preparing communications to Investors at the direction of the Adviser, including performance information for the Fund;
(viii)   processing  new   subscriptions  for  Interests  and  repurchases  of
Interests, and (ix) maintaining a client file for each Investor.] In connection with these services, the Fund pays [___] [a monthly] administration fee computed at the annual rate of [__]% of the net assets of the Fund as of the last day of the month. The administration fee will be reflected in each Investor's capital account, including the capital account of the Adviser or any affiliate of the Adviser that may participate as an Investor.

Custodian

     [___] (the "Custodian") serves as the primary custodian of the assets of the Fund and the Portfolio Fund managed by the Sub-Advisers, and may maintain custody of such assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Board. Assets of the Fund and Portfolio Funds are not held by the Adviser or Sub-Advisers, respectively, or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian's principal business address is [___].

Inquiries

     Inquiries concerning the Fund and Interests in the Fund, including information concerning subscription and withdrawal procedures, should be directed to:

                                    [_____]

                                   * * * * *

     All potential Investors in the Fund are encouraged to consult appropriate legal and tax counsel.



01320.0016 #370512

                                     PART C

                                OTHER INFORMATION

Item 24. Financial Statements and Exhibits

1.   Financial Statements

As the Registrant has no assets, financial statements are omitted.

2.   Exhibits

(a) (1) Certificate of Formation of Limited Liability Company filed with the Delaware State Department on January 30, 2003.

     (2)  Form of Limited Liability Company Agreement.

(b)  Not applicable.

(c)  Not applicable.

(d)  See Item 24(2)(a)(2).

(e)  Not applicable.

(f)  Not applicable.

(g) Form of Investment Advisory Agreement between the Registrant and the Adviser - To be filed by amendment.

(h)  Not applicable.

(i)  Not applicable.

(j) Form of Custody Agreement between the Registrant and the Custodian - To be filed by amendment.

(k)  Form  of   Administration   Agreement   between  the   Registrant  and  the
     Administrator - To be filed by amendment.

(l)  Not applicable.

(m)  Not applicable.

(n)  Not applicable.

(o)  Not applicable.

(p)  Not applicable.

(q)  Not applicable

(r)  (1)  Code of Ethics for the Registrant - To be filed by amendment.

     (2)  Code of Ethics for the Adviser - To be filed by amendment.

Item 25. Marketing Arrangements

Not applicable.

Item 26. Other Expenses of Issuance and Distribution (To be filed by amendment.)

Offering Fees                                                          $________
Accounting fees and expenses                                           $________
Printing and engraving                                                 $________
Fees and expenses of qualifications under state securities laws
     (including fees of counsel)                                       $________
Legal fees and expenses                                                $________
Miscellaneous                                                          $________

Item 27. Persons Controlled by or Under Common Control

     Not applicable.

Item 28. Number of Holders of Securities

     Not applicable.

Item 29. Indemnification

     It is the Registrant's policy to indemnify its Managers to the maximum extent permitted by law, as set forth in Section 3.8 of the Registrant's Limited Liability Company Agreement -Filed herewith.

Item 30. Business and Other Connections of Investment Adviser

     The description of Arden Capital Management, L.L.C. and its directors and officers is set forth under the caption "The Adviser" in the Offering Memorandum and in the Adviser's Form ADV as filed with the Securities and Exchange Commission (File No. 801-60769) incorporated by reference herein.

Item 31. Location of Accounts and Records

     The  accounts,  books and other  documents  required  to be  maintained  by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained principally at the offices of Arden Capital Management, L.L.C., 350 Park Avenue, 29th Floor, New York, New York 10022.

Item 32. Management Services

Not Applicable.

Item 33. Undertakings

Not Applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 14th day of February, 2003.

                                Arden Registered Institutional Advisers, L.L.C.


                                By:  /s/Henry P. Davis
                                    ---------------------
                                         Henry P. Davis
                                         Initial Manager

                               EXHIBIT INDEX

         Exhibit       Description of Exhibit

         (a)           Certificate of Formation of Limited  Liability
                       Company

         (b)           Form of Limited Liability Company Agreement

01320.0016 #369982